UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2017

Date of reporting period:  03/31/2017

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Semi-Annual Report
March 31, 2017

Intrepid Capital Fund

April 4, 2017

“Better to remain silent and be thought a fool than to speak out and remove all doubt.”
- Abraham Lincoln

Mark F. Travis, President/C.E.O.
Dear Friends and Clients,

No, I am not referring to Donald Trump or his incessant tweets.  As an aside, I am not certain “tweeting” is appropriate for the President of the United States, especially since they seem to go out unfiltered to the public, which could be a positive or negative depending on your point of view.  I was thinking how it would be much more comfortable for those of us at Intrepid Capital to “remain silent” than offer our opinions on the state of the capital markets.  I am also reminded of the peril in what I would call “The Boy Who Cried Wolf” syndrome.  We have consistently expressed the view that stock prices in relation to the underlying business values are high and likely distorted by the interest rate suppression activity of central banks across the globe.  Frankly, I am sure you are tired of hearing this refrain, but it is true, using almost any valuation method one chooses.  Always remember the quote from the godfather of value investing, Warren Buffett: “Price is what you pay.  Value is what you get.”

My concern for our shareholders, after a long period of both low volatility and higher than normal annualized returns in the U.S. equity markets, is that it becomes expected that one will earn 15% with little risk.  If only it were so!  Since January 3, 2005, the inception date of the Intrepid Capital Fund (“the Fund”), the annualized rate of return of the S&P 500 is slightly higher than 7%, not twice that rate.  The past twelve years encompass two bullish phases of upward equity prices and only one bearish phase, 2007-2009 – posthumously referred to as the Financial Crisis.  This bullish phase commenced around this time eight years ago, interrupted only briefly by some volatility in the summer of 2011 around the U.S. debt downgrade.  This business of money management is a strange one in that investors, contrary to consumers in virtually any other industry, generally want to buy more stocks, bonds, and commodities after – and only after – prices have risen considerably.  Conversely, when stocks are on sale at deeply discounted prices, the majority of investors won’t touch them with a 10-foot pole.  This is what I refer to regularly, and sarcastically, as “buying high and selling low!”

Intuitively, in order to create the mispriced opportunities we seek, there must be either a micro event (e.g. company specific - missed earnings, debt downgrade) or macro event (e.g. unexpected change in interest, outbreak of war).  Unfortunately, with cheap credit available to all and no obvious global seismic shifts such as sudden

Intrepid Capital Fund

currency devaluations, we are left with mostly odds and ends to add to the portfolio.  So, we sit here like firemen, waiting to slide down the pole when the bell rings to ferret out investments that meet the stringent qualifications of what we consider absolute value.  In the interim, we wait, wait, and wait some more.  What will be the catalyst that changes this placid sea into a stormy hurricane?  I wish I knew!  Believe me, if I did, I would rush to position the portfolio to take advantage of it.

With all of that said, we are pleased with some recently received validation of our investment process.  During the quarter, two of our portfolio holdings, Dominion Diamond (ticker: DDC) and Spotless Group (ticker:  SPO AU), received buyout offers which helped the stocks reach our internal valuations for each company and led to positive performance for the Fund.  For the quarter ending March 31, 2017, the Fund increased 2.54%.  For the same period, the S&P 500 Index returned 6.07% and the Bank of America Merrill Lynch US High Yield Index returned 2.71%.  Considering the minimal risk incurred due to a healthy 12.1% cash position at the end of the quarter, along with 32.1% in bonds, both investment grade and short duration high yield, and 55.8% in equities, both domestic and international, we are pleased with the performance of the Fund for the period.

The Fund’s five largest contributors during the quarter were Western Digital (ticker: WDC), Dominion Diamond (ticker: DDC), Oaktree Capital (ticker: OAK), Teradata (ticker: TDC), and Leucadia National (ticker: LUK).  The Fund’s five largest detractors for the quarter were Syntel (ticker: SYNT), Dundee Corp. (ticker: DC/A CN), Patterson-UTI Energy (ticker: PTEN), Royal Mail PLC (ticker: RMG), and Verizon (ticker: VZ).

For the first six months of the fiscal year, which began September 30, 2016, the Fund increased 4.94% compared to the returns of the S&P 500 Index and Bank of America Merrill Lynch US High Yield Index of 10.12% and 4.64%, respectively.  Contributors to the Fund for the six-month period were Western Digital, Leucadia National, Dominion Diamond, Fenner (ticker: FENR), and Tetra Tech (ticker: TTEK).  Detractors to the Fund for the same period were Syntel, Royal Mail, Dundee (ticker: DC.A), Express Scripts (ticker: ESRX), and Primero Mining’s 5.75% convertible bonds due 2/28/2020.

Thank you for your continued support and entrusting us with your hard-earned capital.

Best regards,

Mark F. Travis President
Intrepid Capital Fund Portfolio Manager

Intrepid Capital Fund

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The BofA Merrill Lynch US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  You cannot invest directly in an index.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees.  Investing in both actively and passively managed mutual funds involves risk and principal loss is possible.  Both actively and passively managed mutual funds generally have daily liquidity.  There are no guarantees regarding the performance of actively and passively managed mutual funds.  Actively managed mutual funds may have higher portfolio turnover than passively managed funds.  Excessive turnover can limit returns and can incur capital gains.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

April 5, 2017

“If your business is not a brand, it is a commodity.”
- Donald Trump

Jayme Wiggins, CIO
Endurance Fund Portfolio Manager
Dear Fellow Shareholders,

You know that a brand has achieved success when it becomes the default word for the product or service to which it’s attached.  We Google to search the Internet, ride a Jet Ski, need a Band-Aid, throw a Frisbee, drink from a Thermos, and relax in a Jacuzzi.  Thirteen years ago, a Saturday Night Live skit spawned a neologism for a perennially pessimistic person: Debbie Downer.

Jingle:
“You’re enjoying your day, everything’s going your way
Then, along comes Debbie Downer!
Always there to tell you about a new disease
A car accident or killer bees.
You’ll beg her to spare you, “Debbie, please.”
But you can’t stop Debbie Downer!”

Dad: We did it, gang! We pulled it off! A family reunion at Disney! I don’t know about you guys, but the first thing I’m gonna do is ride that haunted elevator thingie! [laughs] It drops you straight down!

Sister 1: This is my dream come true! I mean, I’m totally serious! Tigger hugged me at the door, and I thought I was gonna cry!

Debbie Downer: [sullenly] I guess Roy isn’t doing as well as I first thought.

Sister 2: What? Who’s Roy?

Debbie Downer: Roy? Of Siegfried and Roy? He was attacked by his own tiger and suffered devastating injuries.

[drunken trombone sound effect “wah-wah”, as camera zooms in on Debbie’s comic distraught face]1

During the past few years, we have received friendly advice that our unenthusiastic view of small cap valuations could cause us to be seen as “perma-bears”…and nobody wants to hang out with a Debbie Downer.  The path of least resistance in the investment business is to put on a happy face. We readily admit that we are wired to be more skeptical than your average Joe, but we hope the brand we are building will eventually be regarded as less Chicken Little and more Jiminy Cricket, the level-headed conscience of Pinocchio.  We try to tell it like it is, ugly or not.
_________________

[1]	http://www.nbc.com/saturday-night-live/video/debbie-downer/n11825?snl=1

Intrepid Endurance Fund

While small cap stock prices should seem quite beautiful to a seller today, for a buyer eager to deploy capital, they’re downright hideous.  The P/E ratio of the Russell 2000 is in the triple digits (113x), and the index’s constituents haven’t collectively grown GAAP earnings over the past 20 years.  U.S. economic growth has been declining and leverage in the system has been rising, yet the EV/EBITDA of the benchmark is nearly 50% above the peak multiple reached before the credit crisis.

While I was writing this letter, a colleague forwarded to me just-released market commentary from a prominent small cap mutual fund company.  That manager believes the small cap cycle has more room to run.  They base this on the market’s resilience over the past year, in light of developments such as Brexit and the U.S. election.  They support their argument by saying that this cycle is young, identifying the February 2016 pullback as the trough.  They also noted that since the inception of the Russell 2000 in 1979, the index has declined by 15% or more 12 times.  According to their analysis, the median return during the subsequent rebound was 99%.  Since the Russell 2000 is only up 48% from their February 11, 2016 trough, they think we are less than halfway through a recovery.  While we don’t know whether the market will continue to grind higher in the short-term, we couldn’t disagree more with their logic.

We believe it is highly misleading to claim that this cycle is “young.”  We’re currently in the second longest bull market in history, as this one began in March 2009.  While the Russell 2000 did experience a 26% peak-to-trough pullback from June 2015 to February 2016, in our opinion, this hardly qualifies as a bear market given its brevity and the extremes of the peak.  The aforementioned small cap fund company thinks we’re halfway through the rebound based on a mechanical calculation of the median return from previous corrections exceeding 15%.  The problem with this argument is that the small cap market was far cheaper at historical troughs than it was in February 2016.

Intrepid Endurance Fund

Russell 2000 Peaks and Troughs Since Inception
(Troughs defined by manager as at least 15% fall from peak)
				Russell
	Cycle	Index	% Price	2000 EV/	S&P 500
Date	Point	Price	Change*	EBITDA	P/E
October 5, 1979	Peak	55.9
October 23, 1979	Trough	47.2	-15%		7.3
February 8, 1980	Peak	61.9	31%
March 27, 1980	Trough	45.4	-27%		6.8
June 15, 1981	Peak	85.2	88%
August 12, 1982	Trough	60.3	-29%		7.1
June 24, 1983	Peak	127.0	110%
July 25, 1984	Trough	94.0	-26%		9.8
August 25, 1987	Peak	174.4	86%
October 28, 1987	Trough	106.1	-39%		16.8
October 9, 1989	Peak	180.8	70%
October 30, 1990	Trough	118.8	-34%		13.9
May 22, 1996	Peak	364.6	207%
July 24, 1996	Trough	307.8	-16%	9.2	17.8
April 21, 1998	Peak	491.4	60%
October 8, 1998	Trough	310.3	-37%	9.8	22.0
March 9, 2000	Peak	606.1	95%
October 9, 2002	Trough	327.0	-46%	9.8	17.3
July 13, 2007	Peak	855.8	162%
March 9, 2009	Trough	343.3	-60%	7.8	11.1
April 29, 2011	Peak	865.3	152%
October 31, 2011	Trough	609.5	-30%	9.4	13.9
June 23, 2015	Peak	1,295.8	113%
February 11, 2016	Trough	953.7	-26%	17.9	16.8
March 31, 2017	Present	1,385.9	45%
*Excluding dividends Source: Bloomberg

Our firm only has access to Russell 2000 earnings data going back to 1995.  Per share earnings for the small cap index are extremely volatile and sometimes negative, so we examined the historical EV/EBITDA multiple of the Russell at the last five troughs prior to 2016.  The average multiple was 9.2x.  The multiple in February 2016 was 17.9x.  For the periods prior to 1995 where we don’t have Russell data, we do have access to S&P 500 earnings.  The P/E of the S&P 500 in these earlier years was much lower, on average, than it was in the late 90’s and 2000’s.  While large and small caps don’t always behave similarly (e.g. during the tech bubble), we are confident that the 17.9x EV/EBITDA seen in February 2016 was above any previous trough valuation for the Russell index.  Therefore, we think it’s extremely imprudent to project past returns from Russell 2000 troughs onto today’s market without acknowledging the materially different starting point for valuations.  Simply put, small caps have never been this expensive.

Intrepid Endurance Fund

We are often asked what it will take for us to put more money to work.  One good new idea would get us excited.  We found two of them in Q4 but none this quarter.  We would probably need more than a dozen opportunities for the Intrepid Endurance Fund (the “Fund”) to reach a more fully invested status.  While that could happen even amid the broadest small cap bubble of all time, our gut tells us the market will need to fall significantly before the Endurance Fund is fully invested again.  To help visualize how we judge today’s opportunity set, for illustrative purposes only, consider a positively skewed distribution.2  We are currently on the far end of the right tail.  With a correction of 10% or 20% to small cap prices, we would still remain close to valuation extremes.  A 50% plummet would just take us back to levels reached in 2011.  While we expect that we would be aggressively deploying capital under that scenario, the market would not be reflecting the fire sale valuations we saw in 2009.

Source:  Intrepid Capital

The Endurance Fund was exactly flat for the calendar first quarter ending March 31, 2017, while the Russell 2000 increased 2.47%.  The median stock in the Russell 2000 was up 0.12% in the quarter, so almost all of the index’s performance was derived from larger capitalization constituents.  For most of the quarter, the Fund’s return was in negative territory, as a few of our top holdings experienced large markdowns.  However, performance improved near the end of the quarter due to a proposed takeover for one of the Fund’s main positions and increases in the value of other holdings.

This begs the question: how can we have so much cash and still have been losing money until the very end of Q1?  It’s not easy!  We often invest in complicated situations and unloved businesses, but usually not in unloved business models.  Currently, we own very few securities that belong to the Russell 2000 benchmark, and that’s not a coincidence.  Russell stocks are expensive, no doubt pumped up by indiscriminate ETF buying.  The Fund’s holdings are as uncorrelated to the market as they have ever been, which has been achieved by owning foreign securities, convertible bonds, precious metals, and other investments that fall outside of the U.S. small cap benchmark.

_________________

[2]	We chose a positively skewed distribution because we believe periods of overvaluation are more extreme and frequent than the periods of undervaluation.

Intrepid Endurance Fund

While the Fund’s performance over the past two quarters has not been impressive, we believe there are two points worth considering.  First, price does not equal value.  In general, we think that some our key holdings became even better bargains in recent months.  Many of our top losers from 2015, a difficult year, were top gainers for us in 2016.  Second, it’s not unusual for the Fund’s performance to deviate significantly from the small cap index.  Last year, all of the Fund’s return came in the first 8 months of the year, and we didn’t rally at all post-election.  The small cap market exhibited the opposite behavior.

The largest contributors to the Fund in the first quarter were Dominion Diamond (ticker: DDC), Corus Entertainment (ticker: CJR/B CN), and the iShares Gold Trust (ticker: IAU).  On March 16th, Dominion announced strong guidance for its 2018 fiscal year, which ends on January 31, 2018.  This led to a 12% spike in the stock, which had been selling off over concerns that India’s demonetization could have longer-lasting impacts on rough diamond prices than previously thought.  That weekend, The Washington Companies disclosed that it made a U.S. $13.50 per share takeover offer to Dominion’s board in February, which was a 54% premium to where the stock traded before the company issued guidance.  We were not completely surprised by the offer, since Dominion’s balance sheet has a large amount of cash and because the stock had been trading near multiyear lows.  Washington consists of a group of privately held businesses in the U.S. and Canada, including one of the largest copper and molybdenum mines in North America.  Billionaire Dennis Washington owns the firm, and the bid for Dominion was rumored to be pushed by David Batchelder, the activist who co-founded Relational Investors and who sits on Washington’s board.  Dominion and Washington have not been able to agree on terms that would allow Washington to complete its due diligence.  Both parties have publicized their dispute.

On March 27th, Dominion said it would explore strategic alternatives that could include a sale of the company.  The firm engaged in a similar process beginning in 2015, but the effort seemed to fizzle after Dominion entered into a settlement with an activist group.  We believe the odds are higher of a deal being completed this time due to Washington’s expressed interest and because the composition of the board has changed.  The rough diamond market is also in better shape today.  Dominion’s shares are now fully valued using our base case assumptions, so we partially reduced the position.  However, the stock continues to trade below Washington’s conditional offer.  We think Dominion could be more valuable in the arms of a strategic suitor, so we have maintained exposure to the name.

Corus Entertainment’s stock appreciated modestly in the first quarter.  We believe the company’s television advertising revenue is only one quarter away from showing year-over-year growth, which would end a painful chapter in Corus’s history.  If Corus’s earnings start to improve, we think investors should be willing to assign a higher

Intrepid Endurance Fund

multiple to the company’s free cash flow stream.  Corus’s shares currently offer a dividend yield of 8.7%.  We expect management to apply cash flow to debt reduction.

iShares Gold Trust benefited from the 8.9% increase in the price of gold over the first three months of the calendar year.  We don’t envision this as a permanent holding for the Fund and would rather own actual businesses, like precious metal streamers.  Nevertheless, if streaming companies or miners trade at higher valuations than can be justified by current metals prices, we will sell them, just like any other stock.

The top detractors from Q1 performance were Dundee Corp. (ticker: DC/A CN), Syntel (ticker: SYNT), and Primero Mining’s 5.75% Convertible Notes (CUSIP: 74164WAB2).  Dundee’s performance has been abysmal, and that comment doesn’t just apply to the stock.  The company is involved in many different ventures, but almost nothing has worked out.  We attribute at least half of the unfavorable outcomes to poor decisions by management and the rest to bad luck.  Hindsight is 20/20, and our involvement in Dundee came from trying too hard to find value in an over-picked market.  Our fair value for the stock is based on asset value, in contrast to our typical discounted free cash flow valuation.  We felt comfortable with this approach because the assets were originally anchored by publicly-traded equities that seemed reasonably valued to us on inspection.  Dundee’s cash flow has been negative as the team attempted to nurture a basket of various nascent businesses into self-sustaining enterprises.  It hasn’t worked.  We had chances to revisit the investment as the situation changed and decent investments were exchanged for speculative ones.  The mistake is on me, your Portfolio Manager.  We have not added to the holding in over a year and reduced our position last summer at better prices—a small victory in an otherwise dreadful investment.

So where do we go from here?  Dundee is a $3.50 stock with $12.25 of book value.  That book value continues to decline as the company’s portfolio is not generating cash flow but Dundee is incurring corporate overhead and financing costs.  Right now the market is implying that every single private company Dundee manages is worth nothing, plus that the business burns cash at the current rate for another three years.  We have urged management to sell Dundee’s public investments to pay off bank debt and preferred stock, which would reduce cash burn by half.  If the company then catches a break on one of its major private investments, it could mark a turning point for the company’s fortunes.  We’re not holding our breath but aren’t yet inclined to sell Dundee at today’s prices.  The Fund’s weight in Dundee is approximately 1%, so its impact on performance going forward should be more limited.

Intrepid Endurance Fund

Dundee Corp. Net Assets
Assets		Liabilities
Publicly-traded investments	$283,445	Corporate net debt	$(52,954)
Private inv mgd by Dundee	$387,198	Preference shares	$(201,455)
Private inv mgd by 3rd parties	$303,115		$(254,409)
	$973,758

Assets - Liabilities	$719,349
Market cap	$205,578
Shares outstanding	58,736
Equity per share	$12.25
Price per share	$3.50

Our investment in Syntel started off well, increasing over 15% in just a few months…then the company announced guidance in February.  The stock gave it all back and then some, so now we’re about 15% in the red.  While fourth quarter results were in line with projections, the company’s outlook for 2017 was well below consensus estimates.  Management painted a subdued spending picture for the industries Syntel serves.  The stock’s underperformance is primarily tied to Syntel’s revenue declines versus growth for the rest of the IT services industry.  The company coasted for years on sales growth from its largest customers—American Express, State Street, and FedEx.  Those customers are now reducing spending, and Syntel’s smaller clients are not picking up the slack.  This has prompted management to increase the heretofore lean marketing budget.

Some investors are also concerned about Syntel’s chops in the digital arena, but the company’s well-regarded SyntBots automation platform demonstrates that Syntel can develop cutting edge IP.  Lastly, legal immigration policy remains an overhang, as there are several bills in Congress that seek to change the H-1B visa program, and the Trump administration has already made a couple of marginal changes that could negatively impact outsourcers.  We take some comfort that both Chuck Schumer (D-NY) and Paul Ryan (R-WI) have previously expressed support for the H-1B program, suggesting that it may be difficult to push a bill through Congress that severely curtails visa issuances.  Even if we are wrong, Syntel has several ways to deal with fewer visas, including sending more work offshore, increasing local hiring of Americans, expanding automation to reduce labor, and also passing along cost increases to customers.  Syntel trades for about 9x expected free cash flow.  It is now the second largest position in the Fund and one of the biggest discounts to our estimated fair value.

Primero Mining experienced an eventful quarter, which included a mine strike, reserve reduction, CEO resignation, and going concern language.  Did we mention we like this security?  The bonds certainly carry risk, but they yield 25%.  We believe the strike at the San Dimas Mine in Mexico will end shortly, since the miners have

Intrepid Endurance Fund

few other options for employment.  Additionally, Silver Wheaton has indicated that it is willing to modify its silver stream with Primero if it is fairly compensated.  Silver Wheaton also recently guaranteed Primero’s credit facility, enabling a six month extension that gives Primero time to explore strategic alternatives.  In other words, Silver Wheaton is as attached as ever to Primero.  We view this relationship as the main lever to improve the company’s health.

With that said, Primero, Silver Wheaton, and the Tax Administration Service (SAT) are embroiled in a Mexican standoff at the moment (pun intended).  Primero can survive if either the SAT relinquishes its pursuit of Primero for higher taxes on its silver production or if Silver Wheaton reduces the burden of its silver stream on San Dimas.  However, if either the SAT or Silver Wheaton acts, the other party may not have to yield anything.  We think Silver Wheaton will cave first, since its Herculean efforts to avoid paying taxes in Mexico and almost everywhere else make it unlikely that it would want to see this situation through a restructuring.  Silver Wheaton as a mine owner in Mexico would be a much juicier target than Primero.

Our promise to you is straightforward: we have a process and we’re sticking to it, come hell or high water.  The linchpin of our process is to not own stocks that we think are overvalued, which covers just about everything today.  If we cannot find an undervalued security, we hold cash or equivalents.  As a result, cash and Treasury bills account for 79.4% of the Endurance Fund—an all-time high.  Some shareholders have departed because they don’t want to pay us a fee on cash, even though they respect our stock selection.  We understand.  In spite of the temporary consequences to fund flows for holding “too much cash,” we wouldn’t feel comfortable justifying our management fee by intentionally owning overvalued stocks.

Investing is a tough, competitive business.  The hardest aspect is managing your emotions.  When do you get into the market?  When do you get out?  Most investors struggle with these questions.  This Fund is designed to take that burden from you.  If the stock market is bubbly, our positioning is sober.  If it’s a bloodbath, we’re Bram Stoker.  We’re not any smarter than the next guy and we make plenty of mistakes, but our process is our guidepost.  The one thing that we’re certain we do well is follow

Intrepid Endurance Fund

our investment process.  As shareholders in the Fund, that helps us sleep well at night.  Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Chief Investment Officer
Intrepid Endurance Fund Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Enterprise Value equals market capitalization plus debt minus cash.  EV/EBITDA equals the company’s Enterprise Value (EV) divided by Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).  Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  A Credit Facility is a type of loan made in a business or corporate finance context, involving revolving credit, term loans, committed facilities, letters of credit and most retail credit accounts.  Bank Revolver is a credit card consumer who carries a balance from month to month.  Streaming Partner refers to two or more parties involved in financing arrangements customized to fit the specific needs of a particular mining company, a particular project and the related financing requirements.  Book Value is the value of a security or asset as entered in a company’s books.

Fund Holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

Jason Lazarus,
Income Fund Portfolio Manager

April 1, 2017

Dear Fellow Shareholders,

The Trump euphoria continued almost unabated into the first quarter of 2017 despite mediocre macroeconomic results, higher inflation, and another 25 basis point rate hike.  Small caps felt some pressure in March due to declining oil prices and pressure on the retail sector, but they subsequently recovered when crude regained $50 per barrel.  Large caps essentially shrugged off any negative news and rocketed 6.07% higher in the first quarter with historically low volatility.  In fact, the S&P 500 traded lower on just three of the nineteen trading days in February.  Here’s another fun fact: the Dow Jones Industrial Average closed at record highs for twelve straight days in February.  This has only occurred two other times in history.

U.S. fixed income assets also recorded positive returns in the first quarter.  Longer duration risk-free bond yields spiked in March to the highest levels seen in years.  This caused moderate losses, but bonds recovered significantly over the last three weeks.  By the end of the quarter, longer-dated Treasury bond yields were slightly lower, adding positive pricing contribution to the income production.  The appetite for risk resulted in credit spread tightening.  The worse the credit rating, the greater the magnitude of the tightening, meaning riskier bonds outperformed safer bonds.  The Bloomberg Barclays US Aggregate Index gained 0.82% in the quarter ended March 31, 2017.  Investment-grade corporates, as measured by the BAML US Corporate Index, returned 1.42% in the quarter.  As experienced in equities, the decline in oil prices had a negative impact on riskier bonds, but only temporarily.  The high-yield market, as measured by the BAML High Yield Index, rose 2.71% in the quarter.

The Intrepid Income Fund (the “Fund”) gained 1.16% in the quarter.  The Fund participated in little if any of the volatility experienced by the indexes presented above.  This is explained by the Fund’s very low energy exposure, ownership of less-volatile short-term investment grade corporates (~36% of the Fund’s assets) and U.S. Treasury bills (~15% of AUM).  Furthermore, the Fund typically exhibits a low correlation to the high-yield index simply because many of our holdings are not included in the Index.  At the end of the quarter, approximately 16% of the Fund’s assets were invested in bonds that are represented in the high-yield index.  Lastly, the Fund has a much shorter duration than the indexes presented above, so the impact of changes in interest rates was minimal.  At the end of the quarter, the effective duration of the Fund was 1.2 years.

Last year we owned the bonds of three different publicly-traded pawn shop operators – EZCORP (ticker: EZPW), Cash America (ticker: CSH), and First Cash Financial (ticker: FCFS).  First Cash acquired Cash America last September and retired the Cash

Intrepid Income Fund

America bonds at a significant premium as required by the make-whole covenant.  The Cash America notes were one of the Fund’s top contributors last year.  After the notes were retired, we were contacted by a broker asking us to sell our rights to participate in a legal settlement.  The lawsuit was related to the retirement of $103.5 million of the notes after Cash America spun off an online lending business in 2014.  Despite the notes being non-callable at the time, CSH did not pay a make-whole premium on the retirement.  A hedge fund has been suing since then.

The broker offered us 1-2 cents on the dollar for our participation rights.  We analyzed the relevant documents and spoke to one of the lawyers on the case and determined that the case might possibly be resolved within a few months.  Summary judgment had already been completed on September 19, 2016, and was in favor of the bondholders.  The only disagreement was the amount of compensation that would be awarded to bondholders.  We chose to hold onto the rights.  After several short delays, the parties came to an agreement.  On January 13, 2017, the Fund received 8.6 cents on the dollar in compensation.  This gain was the top contributor in the three-month period ended March 31, 2017.

Dominion Diamond common stock (ticker: DDC) is one of the Fund’s newest positions and happened to be the second largest contributor in the first quarter.  Dominion is the world’s third largest diamond producer.  The company owns interests in two mines located in Canada, which is one of the most stable political jurisdictions in the world.

While the diamond industry is not recession-resistant, the long-term supply and demand fundamentals appear to be supportive of prices.  Diamond mines can take over a decade to construct from start to finish, which tends to stabilize the supply side of the equation.  Furthermore, because just four producers account for roughly 75% of global production value, the industry has historically been quite rational in pulling back supply in the face of weak end-market demand.

Last month we attended a mining conference where we met with Dominion’s management team and that of a competing diamond producer.  We left more confident in the long-term industry fundamentals, as well as Dominion’s capital allocation plans.  Dominion’s equity appeared quite a bit cheaper than comparable diamond producers.  The firm has a very strong balance sheet that includes a large cash balance and sizeable inventory of diamonds.  We purchased the stock in early March.  Two weeks later, Dominion received an unsolicited buyout offer from billionaire David Washington at a 36% premium to the prior closing price.

Rent-A-Center 4.75% notes due 5/01/2021 (ticker: RCII) were our worst performing security in the quarter but had an immaterial impact on the Fund’s performance.  We cut our position last year and exited the remainder in the first quarter.  The business began to show cracks in the November earnings report when operations were hurt by bugs in a new software system that impacted stores’ ability to sell and collect payment.  We assumed the software issues were fixable, but the sales trends were

Intrepid Income Fund

clearly deteriorating, even excluding management’s estimate of the software impact.  We have various ideas as to why the top line might be experiencing secular pressure, but what was most enlightening to us was the level of operating leverage the business exhibited with a higher than nominal change in sales.  The company has been cutting store-level costs for years to battle a slowing declining business, which masked the operating leverage.

Fast forward to January.  Rent-A-Center pre-announced fourth quarter earnings.  A pre-announcement is almost never good.  It means the business has deteriorated significantly (or not improved as hoped) in relatively short order.  Importantly, there was no issue with the software system, yet sales deteriorated even further.  The firm announced same store sales in the core rent-to-own business were down about 14%.  The company also announced management turnover.  Our view is that Rent-A-Center is not suffering from company-specific or transient issues.  We exited the position when we learned the point-of-sale system was not responsible for the operational missteps.  Our timing could have been better, as a well-known activist hedge fund stepped in less than two weeks later and so far has provided significant support for the bonds and the stock.

As short-term rates have risen over the past few quarters, we have had some success in identifying investment-grade bonds maturing in 1-2 years that in some cases offer yields close to 2%.  We believe such bonds are an attractive use of cash in the current environment of extremely low yields offered by lower-rated issues.  We sourced several new short-term investment-grade ideas in the first quarter, including the bonds of familiar businesses such as Hasbro and Wyndham Worldwide.  We also added to existing investment-grade and high-yield positions.  The Fund initiated positions in two new high-yield securities in the quarter; Actuant Corp 5.625% due 6/15/2022 and Cable One 5.75% due 6/15/2022.  As for the Fund’s sales, the exit of the Rent-A-Center position was discussed previously.  Lion’s Gate finally completed its acquisition of Starz in December, and our Starz bonds were retired.  Lastly, two short-term investment-grade issues matured.

Actuant (ticker: ATU) is a leading provider of niche tools and solutions to diverse end markets.  The firm’s Enerpac business has dominated its market for years and has branded itself as the most trusted supplier of heavy lifting products, and Actuant also has commanding positions in other product lines.  While its end markets can be highly cyclical, the company prints cash in good times and in bad.  This is a blessing during recessionary periods, as ATU generates plenty of cash to service and reduce debt.  However, limited reinvestment opportunities have resulted in a number of questionable acquisitions over the last several years, mostly funded with debt.

All of Actuant’s businesses have struggled over the last two years due to weak end markets, which has pushed leverage above the high end of management’s targeted range, but the market for high-margin industrial tools appears to have stabilized.  Actuant has a long history of generating significant free cash flow.  While gross

Intrepid Income Fund

leverage appears elevated for an industrial firm, its debt/free cash flow is quite low at 3.9x.  Actuant also holds $180 million in cash, or 31% of the outstanding debt.  Furthermore, we believe management has the ability and willingness to pull multiple levers, if needed, including potentially divesting segments.  Our view is that the Enerpac business alone is worth more than the par value of all of the debt.

Cable One (ticker: CABO) is one of the largest cable operators in the United States.  The company targets smaller metro areas with less competition.  CABO has been transitioning its business toward data as video subscribers have turned to over-the-top offerings, such as Netflix, Amazon, and Hulu.  While the firm did use debt to fund a recent acquisition, we believe the obligations are manageable.  Cable One has one of the better balance sheets in the industry.  We believe the notes maturing in 2022 offer a fair return for the risks.

There have been some rumblings in the high-yield market recently, specifically in energy and distressed retailers.  Several of the largest brick-and-mortar retailers are closing stores at a rapid pace, and the number of retailer bankruptcies is on pace to exceed 2008.  So far this year, well-known retailers Gander Mountain, HHGregg, Wet Seal, and Limited Stores have declared bankruptcy, in addition to five other large businesses.  RadioShack filed Chapter 22, meaning the firm has entered Chapter 11 for the second time in recent history.  Several others are on the brink.  Some distressed retailers may be able exit bankruptcy and continue to operate with newly restructured balance sheets.  The weaker concepts may be shuttered for good.  Wet Seal and Limited have already closed all of their stores.  HHGregg is likely to follow suit.  The Income Fund has limited exposure to the discretionary retail sector, a position we have maintained for some time considering the current state of the economic cycle, but we welcome any market dislocations that might lead to attractive investment opportunities.

As always, we are diligently searching for undervalued securities on your behalf.  Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Fund Portfolio Manager

Intrepid Income Fund

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The BofA Merrill Lynch US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  BofA Merrill Lynch U.S. Corporate Index (Corporate) is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  The Dow Jones Industrial Average a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.  You cannot invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.  Yield to Maturity is the total return anticipated on a bond if the bond is held until the end of its lifetime.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

Mark F. Travis, President/C.E.O.

April 4, 2017

Dear Fellow Shareholders,

We are pleased to announce the performance of the Intrepid Disciplined Value Fund (the “Fund”) for the quarter and six-month periods ending March 31, 2017.  For the quarter, the Fund increased 3.08%, which brings the return to 5.03% for the first six months of the fiscal year, which commenced September 30, 2016.  For comparison, the returns of the S&P 500 Index and the Russell 3000 Index for the quarter were 6.07% and 5.74%, respectively.  For the six-month period, the S&P 500 Index and the Russell 3000 Index returned 10.12% and 10.19%, respectively.  Considering that the Fund held 52.2% in cash at the end of the period and cash has been at a consistently high level over the last several periods due to the challenge of finding high-quality businesses at what we consider a discount to intrinsic value, we believe the Fund has performed well with less risk than the benchmarks in this continued bull market.

The Fund’s five largest contributors during the quarter were Western Digital (ticker: WDC), Oaktree Capital (ticker: OAK), Apple (ticker: AAPL), Teradata (ticker: TDC), and Coach (ticker: COH).  The Fund’s five largest detractors for the quarter were Dundee Corp. (ticker: DC/A CN), Verizon (ticker: VZ), Contango Oil & Gas (ticker: MCF), Telephone & Data Systems (ticker: TDS), and Western Union (ticker:

Intrepid Disciplined Value Fund

WU).  Contributors to the Fund for the six-month period were Western Digital, Northern Trust (ticker: NTRS), Leucadia National (ticker: LUK), Apple, and Oaktree Capital.  Detractors to the Fund for the same period were Dundee, Contango Oil & Gas, Verizon Communications, Alamos Gold (ticker: AGI), and Baldwin & Lyons (ticker: BWINB).

As you know from any recent communication from Intrepid Capital, we believe prices continue to be high, with the current trailing price-to-earnings ratio (P/E) of the S&P 500 north of 21x.  The Fund has ample cash reserves if something were to go “bump in the night.” To be fully invested today assumes there will be no better opportunity tomorrow.  Since we are stewards of your hard-earned capital, our goal is to first protect and then strive to grow what has been entrusted to us.  Between the cash in the Fund and a now more global reach in our equity search than when the firm began, we hope to find more suitable investments in the days ahead, enabling us to put some of the cash to work.

There are changes afoot with the Fund going forward.  Effective March 31, 2017, Gregory Estes, CFA, resigned from Intrepid Capital Management.  After 16 years of working closely with Greg, I will miss his keen intellect and sense of humor.  His departure is almost a calling from the Catholic Church.  Greg was raised in Jacksonville, FL, receiving his early and high school education in local Catholic schools before heading off to Notre Dame for his undergraduate degree, then returning to attend the University of Florida for his graduate degree.  He has continued his involvement with the Church over the years.  Greg is moving to a local asset management firm which works with the local Diocese and will help them pursue other opportunities of this kind.  We wish him well with his new adventure and appreciate his work here at Intrepid Capital.  The two of us have a lunch bet on the outcome of the UGA v. Notre Dame football game, September 9th in South Bend.  The outcome will be known by our fiscal year end September 30th, so stay tuned.

Assisting me in the role of lead portfolio manager of the Disciplined Value Fund are two analysts who both started here as summer interns between their undergraduate and graduate coursework.  Clay Kirkland, CFA, was an All-American swimmer at Auburn University and completed his MBA at Columbia University.  Prior to joining Intrepid Capital in 2012, he worked at UBS in New York City.  Matt Parker, CPA, interned with us for two summers while earning his undergraduate and graduate degrees at the University of North Carolina at Chapel Hill.  After he earned his Master of Accounting degree, Matt worked in the audit practice of EY in Atlanta.  In 2014, Matt returned to Jacksonville to join Intrepid Capital and is currently a Level II candidate in the Chartered Financial Analyst® program.  With my 32 years of “wisdom” in the investment management business, coupled with their collective skills and intellect, I am confident this will be a productive combination, and we will continue with our goal of providing attractive risk-

Intrepid Disciplined Value Fund

adjusted returns to our shareholders.  We thank you for your investment and your continued confidence in our process.

Best regards,

Mark F. Travis President
Intrepid Disciplined Value Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months’ earnings per share.  Forward P/E  Ratio is calculated by dividing the current price of the stock by the company’s expected earnings per share.  Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

Ben Franklin,
International Fund
Portfolio Manager

April 1, 2017

Dear Fellow Shareholders,

The Intrepid International Fund (the “Fund”) increased 0.31% in the first quarter of 2017 compared to a gain of 7.25% for the MSCI EAFE Net Index (the “Index”).  As we commonly do, we’d like to remind the reader that we typically do not look like the index and don’t behave like one – the large difference in performance is to be expected.  That being said, there were some negative developments this quarter in some of the companies in the portfolio.  However, we do not believe the securities are permanently impaired.

There appear to be cracks in the European Union, with “-exit” being used to describe a growing number of countries (e.g. Brexit, Grexit, etc.).  The upcoming French and German elections will be good indicators of the amount of populism and nationalism within the group.  Despite these risks, European stocks appear to be on Viagra as investors continue to take more risk in an already expensive market.  Fund flows poured into European stock funds during the quarter, causing markets to rise.

Here in the United States, a potential border-adjustment tax has been proposed.  The 20% tax on imports would theoretically cause the dollar to strengthen by 25%.  Pundits from all over claim this to be true, but we think they should adhere to the proverb, “In theory, there is no difference between practice and theory.  In practice, there is.”  There are likely secondary and tertiary impacts, some of which are impossible to predict.  If the dollar were to strengthen by 25%, many of our holdings would “theoretically” decline in value on a dollar basis.  However, we wish to remind our investors that we hedge our currency exposure.  At quarter end, nearly 90% of foreign denominated securities were hedged.

In practice, the top three contributors during the period were Dominion Diamond (ticker: DDC CN), RM PLC (ticker: RM/ LN), and G.U.D. Holdings (ticker: GUD AU).  Our three largest detractors were Dundee (ticker: DC/A CN), Noranda Income Fund (ticker: NIF-U CN), and Coventry Group (ticker: CYG AU).

In March, Dominion Diamond announced guidance far above market expectations, causing the stock to jump.  Soon thereafter, the company received a buyout offer that was more than 50% above where the stock was trading prior to the increased guidance.  This is a short-term gain for us, as our original purchases occurred in September of last year.

RM provides school supplies, IT and other professional services to the UK education market.  It’s a high-quality, recession-resistant business that delivers industry-leading margins, strong free cash flow, and has a debt-free balance sheet.  The stock fell in early 2016 as investors were concerned that the election of the Conservative Party would result in cuts to education spending that would weigh on the earnings of RM.

Intrepid International Fund

While we acknowledged the risk was important, we thought the market was overreacting based on the spending pledges of the incoming party.  We established a position midway through 2016.  In February 2017, the company reported solid earnings due to margins which held up better than investors expected.  They also announced that they would be acquiring an important competitor called Consortium – the education division of Connect Group (ticker: CNCT LN).   RM did not overpay for the acquisition, and the combination should strengthen their position in the industry.  The market rewarded the stock and we exited the position as the price reached our estimate of intrinsic value.

G.U.D. Holdings is an Australian company that owns several businesses, with their automotive segment being their largest.  The company reported satisfactory earnings in early February, and we believe the market is starting to realize the potential this company has with their recently acquired Brown and Watson International acquisition.

Dundee Corporation is habitually either a top contributor or detractor, but has been a detractor far more often.  While net tangible assets are significantly higher than the stock’s current price, the company has been burning cash.  Additionally, while the holding company has many different investments, it seems as if nothing can go right with any of them.  We don’t believe this will be true in perpetuity, but in the short-term the problems mount.

Noranda Income Fund is a Canadian zinc smelter.  The company has historically benefited from an agreement with Glencore, which owns 25% of the company, whereby they received stable fees for converting zinc concentrate into zinc metal.  However, the agreement ends May 2nd and the company will be forced to switch to operating on market terms.  Unfortunately, the timing could not be worse.  The fees smelters earn for converting the concentrate into the metal are at, or near, historic lows.  Additionally, this change required the company, which has had a stable dividend for years, to discontinue paying dividends.  The security is widely held by both income funds and retail investors.  We believe the weakness in the stock was exacerbated by these types of investors selling.  We also believe the net asset value of the company, which owns 866 acres on the St. Lawrence River just outside of Montreal, is higher than the current trading price.  Additionally, if and when the cycle rebounds from the current down cycle, this low-cost smelter should be operating at significantly higher earnings.  One additional risk, however, is that the company is 25% owned by behemoth commodity company Glencore (ticker: GLEN LN), and their interests may not be aligned with other shareholders.

Coventry Group is an Australian nuts and bolts company.  Their largest business literally sells these commodities.  The company has net tangible assets per share of AUD $1.86, compared to a current share price of only AUD $0.70.  However, the company recently reported earnings and they are burning cash.  We are not happy with the operations and have sent a letter to the company’s Board of Directors urging them to liquidate this failing operation.  This activism is a rare occurrence for the

Intrepid International Fund

Fund, but we feel in this case that it is justified.  Coventry’s assets are worth significantly more than the trading price, but the cash burn is swiftly deteriorating value.  If management’s interests were truly aligned with shareholders, we believe they should be willing to sell the operations rather than continue to destroy value.  At the end of the quarter, the company announced its CEO has stepped down, with reports that there were “differences of opinion” between directors and the CEO.

While there were negative developments with some of the companies in the portfolio, that is expected to occur from time to time.  We are invested in the Fund alongside our investors and manage it for our own future as well as our investors’.  We view money as work, and we don’t want to lose what we’ve worked for.  However, we feel comfortable having our money invested in a security that has gone down in price if we have good reason to believe the value remains higher than the price.  In fact, we’d rather have excess cash invested in this type of security than in an overvalued stock or cash.  While we spent much of this quarter reviewing our existing positions, we also continue to search for new undervalued investments.

Thank you for your investment,

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The MSCI EAFE Net Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance.  The MSCI EAFE Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Net tangible assets, or net asset value, is calculated as a company’s total assets, minus intangible assets (goodwill, patents, trademarks, etc.) and all liabilities.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

Jayme Wiggins, CIO
Select Fund
Portfolio Manager

April 5, 2017

Dear Fellow Shareholders,

The Intrepid Select Fund (the “Fund”) increased 4.47% for the first quarter ending March 31, 2017, while the Russell 2000 increased 2.47%.  The larger capitalization securities in the Fund generally performed better over this period, which was consistent with the overall market.  The S&P MidCap 400 rose 3.94% during Q1.  Cash accounted for 12.8% of the Fund’s assets as of March 31st.

The largest contributors to the Fund in the first quarter were Dominion Diamond (ticker: DDC), Western Digital (ticker: WDC), and Oaktree Capital (ticker: OAK).  On March 16th, Dominion announced strong guidance for its 2018 fiscal year, which ends on January 31, 2018.  This led to a 12% spike in the stock, which had been selling off over concerns that India’s demonetization could have longer-lasting impacts on rough diamond prices than previously thought.  That weekend, The Washington Companies disclosed that it made a U.S. $13.50 per share takeover offer to Dominion’s board in February, which was a 54% premium to where the stock traded before the company issued guidance.  We were not completely surprised by the offer, since Dominion’s balance sheet has a large amount of cash and because the stock had been trading near multiyear lows.  Washington consists of a group of privately held businesses in the U.S. and Canada, including one of the largest copper and molybdenum mines in North America.  Billionaire Dennis Washington owns the firm, and the bid for Dominion was rumored to be pushed by David Batchelder, the activist who co-founded Relational Investors and who sits on Washington’s board.  Dominion and Washington have not been able to agree on terms that would allow Washington to complete it due diligence.  Both parties have publicized their dispute.

On March 27th, Dominion said it would explore strategic alternatives that could include a sale of the company.  The firm engaged in a similar process beginning in 2015, but the effort seemed to fizzle after Dominion entered into a settlement with an activist group.  We believe the odds are higher of a deal being completed this time due to Washington’s expressed interest and because the composition of the board has changed.  The rough diamond market is also in better shape today.  Dominion’s shares are now fully valued using our base case assumptions, so we partially reduced the position.  However, the stock continues to trade below Washington’s conditional offer.  We think Dominion could be more valuable in the arms of a strategic suitor, so we have maintained exposure to the name.

Western Digital has been a standout performer for the Fund over the past year.  The company’s results, announced in January, were once again better than anticipated, with strength in each end-market.  Data center growth is being driven by cloud-

Intrepid Select Fund

related storage demand, while mobile phones are experiencing increasing storage capacity.  Our thesis is that Western Digital can continue to improve results through cost cutting at its acquired Hitachi Global and SanDisk subsidiaries, combined with an industry recovery for Solid State Drives and Hard Disk Drives.

Oaktree Capital now has over $100 billion of assets under management.  On the latest earnings call, Chairman Howard Marks commented, “We still face some of the lowest prospective returns in history as well as asset prices that I generally describe as being, on the high side of fair or the beginning of rich.”  We agree with the first half of that comment but are much more negative than Mr. Marks about asset prices.  In our opinion, we are way beyond “the beginning of rich.”  We think the market is Uncle Scrooge Rich, except it isn’t backed by a giant swimming pool full of gold coins like that owned by the Disney character.  Nevertheless, we think our pessimistic view of asset prices should eventually be favorable for Oaktree, since they are renowned distressed debt investors.

The top detractors from Q1 performance were Dundee Corp. (ticker: DC/A CN), Syntel (ticker: SYNT), and Primero Mining’s 5.75% Convertible Notes (CUSIP: 74164WAB2).  Dundee’s performance has been abysmal, and that comment doesn’t just apply to the stock.  The company is involved in many different ventures, but almost nothing has worked out.  We attribute at least half of the unfavorable outcomes to poor decisions by management and the rest to bad luck.  Hindsight is 20/20, and our involvement in Dundee came from trying too hard to find value in an over-picked market.  Our fair value for the stock is based on asset value, in contrast to our typical discounted free cash flow valuation.  We felt comfortable with this approach because the assets were originally anchored by publicly-traded equities that seemed reasonably valued to us on inspection.  Dundee’s cash flow has been negative as the team attempted to nurture a basket of various nascent businesses into self-sustaining enterprises.  It hasn’t worked.  We had chances to revisit the investment as the situation changed and decent investments were exchanged for speculative ones.  The mistake is on me, your Portfolio Manager.

So where do we go from here?  Dundee is a $3.50 stock with $12.25 of book value.  That book value continues to decline as the company’s portfolio is not generating cash flow but Dundee is incurring corporate overhead and financing costs.  Right now the market is implying that every single private company Dundee manages is worth nothing, plus that the business burns cash at the current rate for another three years.  We have urged management to sell Dundee’s public investments to pay off bank debt and preferred stock, which would reduce cash burn by half.  If the company then catches a break on one of its major private investments, it could mark a turning point for the company’s fortunes.  We’re not holding our breath but aren’t yet inclined to sell Dundee at today’s prices.

Intrepid Select Fund

Dundee Corp. Net Assets
Assets		Liabilities
Publicly-traded investments	$283,445	Corporate net debt	$(52,954)
Private inv mgd by Dundee	$387,198	Preference shares	$(201,455)
Private inv mgd by 3rd parties	$303,115		$(254,409)
	$973,758

Assets - Liabilities	$719,349
Market cap	$205,578
Shares outstanding	58,736
Equity per share	$12.25
Price per share	$3.50

Our investment in Syntel started off well, increasing over 15% in just a few months…then the company announced guidance in February.  The stock gave it all back and then some, so now we’re about 15% in the red.  While fourth quarter results were in line with projections, the company’s outlook for 2017 was well below consensus estimates.  Management painted a subdued spending picture for the industries Syntel serves.  The stock’s underperformance is primarily tied to Syntel’s revenue declines versus growth for the rest of the IT services industry.  The company coasted for years on sales growth from its largest customers—American Express, State Street, and FedEx.  Those customers are now reducing spending, and Syntel’s smaller clients are not picking up the slack.  This has prompted management to increase the heretofore lean marketing budget.

Some investors are also concerned about Syntel’s chops in the digital arena, but the company’s well-regarded SyntBots automation platform demonstrates that Syntel can develop cutting edge IP.  Lastly, legal immigration policy remains an overhang, as there are several bills in Congress that seek to change the H-1B visa program, and the Trump administration has already made a couple of marginal changes that could negatively impact outsourcers.  We take some comfort that both Chuck Schumer (D-NY) and Paul Ryan (R-WI) have previously expressed support for the H-1B program, suggesting that it may be difficult to push a bill through Congress that severely curtails visa issuances.  Even if we are wrong, Syntel has several ways to deal with fewer visas, including sending more work offshore, increasing local hiring of Americans, expanding automation to reduce labor, and also passing along cost increases to customers.  Syntel trades for about 9x expected free cash flow.  It is now the second largest position in the Fund and one of the biggest discounts to our estimated fair value.

Primero Mining experienced an eventful quarter, which included a mine strike, reserve reduction, CEO resignation, and going concern language.  Did we mention we like this security?  The bonds certainly carry risk, but they yield 25%.  We believe the strike at the San Dimas Mine in Mexico will end shortly, since the miners have

Intrepid Select Fund

few other options for employment.  Additionally, Silver Wheaton has indicated that it is willing to modify its silver stream with Primero if it is fairly compensated.  Silver Wheaton also recently guaranteed Primero’s credit facility, enabling a 6 month extension that gives Primero time to explore strategic alternatives.  In other words, Silver Wheaton is as attached as ever to Primero.  We view this relationship as the main lever to improve the company’s health.

With that said, Primero, Silver Wheaton, and the Tax Administration Service (SAT) are embroiled in a Mexican standoff at the moment (pun intended).  Primero can survive if either the SAT relinquishes its pursuit of Primero for higher taxes on its silver production or if Silver Wheaton reduces the burden of its silver stream on San Dimas.  However, if either the SAT or Silver Wheaton acts, the other party may not have to yield anything.  We think Silver Wheaton will cave first, since its Herculean efforts to avoid paying taxes in Mexico and almost everywhere else make it unlikely that it would want to see this situation through a restructuring.  Silver Wheaton as a mine owner in Mexico would be a much juicier target than Primero.

The Select Fund’s Co-Lead Portfolio Manager, Greg Estes, notified us last month that he would be leaving Intrepid Capital for another opportunity in the Jacksonville area.  Greg has been a valued employee of Intrepid since 2000.  His focus was on sourcing mid and large capitalization equity ideas.  Two Intrepid analysts have absorbed primary coverage of the mid cap names held in the Select Fund that Greg previously followed.  We are also in the process of hiring a new analyst for our investment team.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Chief Investment Officer
Intrepid Select Fund Portfolio Manager

Intrepid Select Fund

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  A Credit Facility is a type of loan made in a business or corporate finance context, involving revolving credit, term loans, committed facilities, letters of credit and most retail credit accounts.  Streaming Partner refers to two or more parties involved in financing arrangements customized to fit the specific needs of a particular mining company, a particular project and the related financing requirements.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2017 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2017 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$1,049.40	$7.15
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$1,050.70	$5.88
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$ 996.00	$6.97
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2017 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$ 997.60	$5.73
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$1,013.20	$4.52
Hypothetical (5% return
before expenses)	1,000.00	1,020.44	4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$1,050.30	$6.65
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2017 (Unaudited)

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$1,003.60	$6.99
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID SELECT FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2016 -
	October 1, 2016	March 31, 2017	March 31, 2017
Actual	$1,000.00	$1,037.60	$7.11
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2017 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$232,446,467
Corporate Bonds	127,118,754
Convertible Bonds	4,641,952
Cash*	53,353,521
$417,560,694

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2017 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Information Technology	$12,319,714
Consumer Discretionary	9,669,278
Financials	9,658,869
Materials	8,887,105
Exchange-Traded Fund	4,299,580
Industrials	1,537,703
Health Care	221,866
Cash*	181,052,985
$227,647,100

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2017 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$60,577,758
Convertible Bonds	4,510,457
Common Stocks	2,197,400
Preferred Stock	312,756
Cash*	13,703,292
$81,301,663

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2017 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Financials	$7,753,502
Information Technology	7,340,409
Consumer Discretionary	3,388,463
Telecommunication Services	2,093,236
Health Care	1,375,374
Materials	876,244
Industrials	718,960
Energy	374,125
Cash*	26,104,685
$50,024,998

*	Cash, cash equivalents and other assets less liabilities.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2017 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Industrials	$5,332,340
Financials	3,491,757
Consumer Discretionary	2,766,872
Health Care	1,636,464
Materials	1,259,112
Information Technology	456,103
Cash*	5,131,063
$20,073,711

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2017 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Information Technology	$4,904,011
Financials	3,411,143
Consumer Discretionary	2,198,405
Materials	1,428,407
Exchange-Traded Funds	1,279,565
Health Care	1,189,715
Industrials	1,076,991
Telecommunication Services	415,677
Cash*	1,127,378
$17,031,292

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 55.67%	Shares	Value

Capital Goods - 1.49%
Cubic Corp.	57,023	$3,010,814
Metka Industrial - Construction SA (a)	424,884	3,222,733
		6,233,547
Commercial & Professional Services - 3.46%
Spotless Group Holdings Ltd. (a)	11,279,979	9,350,429
Tetra Tech, Inc.	124,469	5,084,559
		14,434,988
Consumer Durables & Apparel - 3.14%
Coach, Inc.	108,000	4,463,640
GUD Holdings Ltd. (a)	719,004	6,503,940
Mattel, Inc.	84,000	2,151,240
		13,118,820
Diversified Financials - 11.19%
Berkshire Hathaway, Inc. - Class B (b)	90,600	15,101,208
Dundee Corp. - Class A (a)(b)	952,125	2,913,974
Leucadia National Corp.	534,000	13,884,000
Oaktree Capital Group LLC	201,631	9,133,884
The Bank of New York Mellon Corp.	120,000	5,667,600
		46,700,666
Energy - 2.61%
Patterson-UTI Energy, Inc.	449,510	10,909,608

Health Care Equipment & Services - 2.53%
Express Scripts Holding Co. (b)	160,000	10,545,600

Insurance - 2.51%
Baldwin & Lyons, Inc. - Class B (c)	428,541	10,477,828

Materials - 2.39%
Dominion Diamond Corp. (a)	788,400	9,957,492

Media - 3.04%
Corus Entertainment, Inc. - Class B (a)	1,291,885	12,687,159

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

COMMON STOCKS - 55.67% (continued)	Shares	Value

Pharmaceuticals, Biotechnology
& Life Sciences - 1.50%
Bio-Rad Laboratories, Inc. - Class A (b)	15,779	$3,145,386
Stallergenes Greer PLC (a)(b)	91,861	3,126,124
		6,271,510
Retailing - 1.47%
Hornbach Baumarkt AG (a)	197,158	6,147,911

Software & Services - 10.88%
Amdocs Ltd.	177,600	10,831,824
HNZ Group, Inc. (a)(b)	438,640	4,393,491
Syntel, Inc.	597,140	10,049,866
Teradata Corp. (b)	416,930	12,974,862
The Western Union Co.	353,470	7,193,114
		45,443,157
Technology Hardware & Equipment - 4.09%
Cisco Systems, Inc.	117,000	3,954,600
Western Digital Corp.	159,000	13,122,270
		17,076,870
Telecommunication Services - 2.39%
Verizon Communications, Inc.	205,000	9,993,750

Transportation - 2.98%
Royal Mail PLC (a)	2,337,652	12,447,561
TOTAL COMMON STOCKS (Cost $212,195,379)		232,446,467

CONVERTIBLE BONDS - 1.11%	Principal Amount

Materials - 0.63%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(d)	$4,399,000	2,639,400

Diversified Financials - 0.48%
EZCORP, Inc.
2.125%, 06/15/2019	2,162,000	2,002,552
TOTAL CONVERTIBLE BONDS (Cost $5,518,399)		4,641,952

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

CORPORATE BONDS - 30.44%	Principal Amount	Value

Capital Goods - 1.51%
Actuant Corp.
5.625%, 06/15/2022	$4,103,000	$4,210,704
WESCO Distribution, Inc.
5.375%, 12/15/2021	2,020,000	2,095,750
		6,306,454
Commercial & Professional Services - 1.70%
Multi-Color Corp.
6.125%, 12/01/2022 (e)(Cost: $6,992,451;
Original acquisition date: 05/27/2015)	6,802,000	7,091,085

Consumer Durables & Apparel - 0.59%
American Outdoor Brands Corp.
5.000%, 07/15/2018 (d)(e)(Cost: $2,500,000;
Original acquisition date: 07/10/2014)	2,500,000	2,475,000

Consumer Services - 5.84%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	5,321,000	5,680,168
Nathan’s Famous, Inc.
10.000%, 03/15/2020 (e)(Cost: $8,624,360;
Original acquisition date: 09/06/2016)	7,930,000	8,524,750
Regis Corp.
5.500%, 12/02/2019 (d)(e)(Cost: $5,517,746;
Original acquisition date: 11/27/2013)	5,612,875	5,584,811
Wyndham Worldwide Corp.
2.500%, 03/01/2018	4,562,000	4,583,961
		24,373,690
Diversified Financials - 1.82%
FirstCash, Inc.
6.750%, 04/01/2021	7,293,000	7,602,953

Energy - 2.12%
PHI, Inc.
5.250%, 03/15/2019	2,574,000	2,432,430
Unit Corp.
6.625%, 05/15/2021	6,500,000	6,402,500
		8,834,930

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

CORPORATE BONDS - 30.44% (continued)	Principal Amount	Value

Household & Personal Products - 0.63%
Central Garden & Pet Co.
6.125%, 11/15/2023	$2,493,000	$2,630,115

Materials - 2.57%
Alamos Gold, Inc.
7.750%, 04/01/2020 (a)(e)(Cost: $6,438,752;
Original acquisition date: 03/17/2014)	6,471,000	6,721,751
Ecolab, Inc.
1.450%, 12/08/2017	4,036,000	4,031,540
		10,753,291
Media - 1.15%
Cable One, Inc.
5.750%, 06/15/2022 (e)(Cost: $4,822,779;
Original acquisition date: 03/09/2017)	4,629,000	4,814,160

Real Estate - 1.12%
Hospitality Properties Trust
6.700%, 01/15/2018	4,597,000	4,658,292

Retailing - 5.16%
Caleres, Inc.
6.250%, 08/15/2023	4,692,000	4,891,410
Dollar General Corp.
4.125%, 07/15/2017	3,663,000	3,692,593
Dollar Tree, Inc.
5.250%, 03/01/2020	4,963,000	5,112,883
Expedia, Inc.
7.456%, 08/15/2018	4,169,000	4,464,323
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/2022	3,289,000	3,383,559
		21,544,768
Software & Services - 2.02%
eBay, Inc.
1.239%, 07/28/2017 (f)	3,730,000	3,730,981
Total System Services, Inc.
2.375%, 06/01/2018	4,683,000	4,702,500
		8,433,481

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

CORPORATE BONDS - 30.44% (continued)	Principal Amount	Value

Technology Hardware & Equipment - 3.32%
Jabil Circuit, Inc.
8.250%, 03/15/2018	$4,999,000	$5,283,293
Tech Data Corp.
3.750%, 09/21/2017	8,514,000	8,593,010
		13,876,303
Telecommunication Services - 0.89%
AT&T, Inc.
5.500%, 02/01/2018	3,612,000	3,724,232
TOTAL CORPORATE BONDS (Cost $126,178,790)		127,118,754

SHORT-TERM INVESTMENTS - 10.75%	Shares

Money Market Fund - 2.38%
STIT-Treasury Portfolio -
Institutional Class, 0.580% (g)	9,955,631	9,955,631

U.S. Treasury Bill - 8.37%	Principal Amount
0.766%, 06/29/2017 (h)	$35,000,000	34,934,239
TOTAL SHORT-TERM INVESTMENTS
(Cost $44,889,870)		44,889,870
Total Investments (Cost $388,782,438) - 97.97%		409,097,043
Other Assets in Excess of Liabilities - 2.03%		8,463,651
TOTAL NET ASSETS - 100.00%		$417,560,694

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Affiliate company. See Footnote 6.
(d)	Security is considered illiquid and may be difficult to sell.
(e)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at March 31, 2017 was $35,211,557, which represented 8.43% of net assets.

(f)	Variable rate security. The rate listed is as of 03/31/2017.
(g)	Rate listed is the 7-day effective yield.
(h)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Capital Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Bank of		U.S.
Montreal	04/12/2017	Dollars	11,224,500	Euro	10,000,000	$550,898
Bank of
New York		British		U.S.
Mellon	04/12/2017	Pounds	5,800,000	Dollars	7,167,942	100,872
Bank of
New York		U.S.		British
Mellon	04/12/2017	Dollars	19,843,200	Pounds	16,000,000	(208,701)
Bank of
New York		U.S.		Australian
Mellon	05/03/2017	Dollars	4,871,360	Dollars	6,400,000	(15,361)
Bank of
New York		U.S.		Australian
Mellon	05/03/2017	Dollars	5,655,758	Dollars	7,500,000	(70,869)
Bank of
New York		U.S.		Canadian
Mellon	08/15/2017	Dollars	19,733,068	Dollars	25,800,000	293,303
						$650,142

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 15.99%	Shares	Value

Capital Goods - 0.12%
Cubic Corp.	5,000	$264,000

Commercial & Professional Services - 0.56%
Tetra Tech, Inc.	31,180	1,273,703

Consumer Durables & Apparel - 0.00%
Vista Outdoor, Inc. (a)	200	4,118

Diversified Financials - 1.10%
Dundee Corp. - Class A (a)(b)	821,295	2,513,570

Insurance - 2.23%
Baldwin & Lyons, Inc. - Class B (c)	207,837	5,081,614

Materials - 2.22%
Dominion Diamond Corp. (b)	396,104	5,002,794
Primero Mining Corp. (a)(b)	100,000	55,000
Sandstorm Gold Ltd. (a)(b)	100	427
Silver Wheaton Corp. (b)	100	2,084
		5,060,305
Media - 4.24%
Corus Entertainment, Inc. - Class B (b)	947,335	9,303,452
DHX Media Ltd. (b)	1,000	4,143
Liberty Media Corp. - Liberty Braves - Class C (a)	14,700	347,655
		9,655,250
Pharmaceuticals, Biotechnology & Life Sciences - 0.10%
Bio-Rad Laboratories, Inc. - Class A (a)	1,113	221,866

Retailing - 0.01%
AMCON Distributing Co.	100	9,910

Software & Services - 5.41%
Amdocs Ltd.	85,120	5,191,469
Syntel, Inc.	423,544	7,128,245
		12,319,714
TOTAL COMMON STOCKS (Cost $34,977,363)		36,404,050

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

EXCHANGE-TRADED FUND - 1.89%	Shares	Value

Capital Markets - 1.89%
iShares Gold Trust (a)	358,000	$4,299,580
TOTAL EXCHANGE-TRADED FUND
(Cost $4,618,619)		4,299,580

CONVERTIBLE BONDS - 2.59%	Principal Amount

Materials - 1.68%
Primero Mining Corp.
5.750%, 02/28/2020 (b)(d)	$6,378,000	3,826,800

Diversified Financials - 0.91%
EZCORP, Inc.
2.125%, 06/15/2019	2,228,000	2,063,685
TOTAL CONVERTIBLE BONDS (Cost $7,282,398)		5,890,485

SHORT-TERM INVESTMENTS - 43.90%

U.S. Treasury Bills - 43.90%
0.554%, 04/20/2017 (e)	50,000,000	49,985,354
0.608%, 05/18/2017 (e)	50,000,000	49,960,833
TOTAL SHORT-TERM INVESTMENTS
(Cost $99,946,187)		99,946,187
Total Investments (Cost $146,824,567) - 64.37%		146,540,302
Other Assets in Excess of Liabilities - 35.63%		81,106,798
TOTAL NET ASSETS - 100.00%		$227,647,100

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Affiliate company. See Footnote 6.
(d)	Security is considered illiquid and may be difficult to sell.
(e)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of		U.S.		Canadian
Montreal	08/15/2017	Dollars	12,474,744	Dollars	16,300,000	$193,032

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 2.70%	Shares	Value

Insurance - 0.48%
Baldwin & Lyons, Inc. - Class B (a)	16,061	$392,692

Materials - 0.50%
Dominion Diamond Corp. (b)	32,243	407,229

Media - 1.72%
Corus Entertainment, Inc. - Class B (b)	142,300	1,397,479
TOTAL COMMON STOCKS (Cost $2,475,221)		2,197,400

PREFERRED STOCK - 0.39%

Diversified Financials - 0.39%
Dundee Corp., 4.64% (b)(c)	29,290	312,756
TOTAL PREFERRED STOCK (Cost $283,450)		312,756

CONVERTIBLE BONDS - 5.55%	Principal Amount

Diversified Financials - 1.92%
EZCORP, Inc.
2.125%, 06/15/2019	$1,686,000	1,561,657

Materials - 1.14%
Primero Mining Corp.
5.750%, 02/28/2020 (b)(d)	1,548,000	928,800

Real Estate - 2.49%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	2,000,000	2,020,000
TOTAL CONVERTIBLE BONDS (Cost $4,779,796)		4,510,457

CORPORATE BONDS - 74.51%

Capital Goods - 3.69%
Actuant Corp.
5.625%, 06/15/2022	1,643,000	1,686,129
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,313,475
		2,999,604

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

CORPORATE BONDS - 74.51% (continued)	Principal Amount	Value

Commercial & Professional Services - 3.93%
Multi-Color Corp.
6.125%, 12/01/2022 (e) (Cost: $3,148,536;
Original acquisition date: 05/18/2015)	$3,064,000	$3,194,220

Consumer Durables & Apparel - 4.02%
Hasbro, Inc.
6.300%, 09/15/2017	1,750,000	1,786,094
American Outdoor Brands Corp.
5.000%, 07/15/2018 (d)(e) (Cost: $1,500,000;
Original acquisition date: 07/10/2014)	1,500,000	1,485,000
		3,271,094
Consumer Services - 13.13%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	1,090,000	1,163,575
Nathan’s Famous, Inc.
10.000%, 03/15/2020 (e) (Cost: $3,588,933;
Original acquisition date: 09/06/2016)	3,300,000	3,547,500
Regis Corp.
5.500%, 12/02/2019 (d)(e) (Cost: $3,931,838;
Original acquisition date: 11/27/2013)	3,999,625	3,979,627
Wyndham Worldwide Corp.
2.500%, 03/01/2018	1,972,000	1,981,493
		10,672,195
Diversified Financials - 4.41%
FirstCash, Inc.
6.750%, 04/01/2021	3,438,000	3,584,115

Energy - 1.89%
PHI, Inc.
5.250%, 03/15/2019	1,626,000	1,536,570

Health Care Equipment & Services - 0.50%
Edwards Lifesciences Corp.
2.875%, 10/15/2018	400,000	405,316

Household & Personal Products - 0.80%
Central Garden & Pet Co.
6.125%, 11/15/2023	619,000	653,045

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

CORPORATE BONDS - 74.51% (continued)	Principal Amount	Value

Materials - 7.02%
Alamos Gold, Inc.
7.750%, 04/01/2020 (b)(e) (Cost: $2,913,874;
Original acquisition date: 03/17/2014)	$2,929,000	$3,042,499
Ecolab, Inc.
1.450%, 12/08/2017	2,670,000	2,667,049
		5,709,548
Media - 2.89%
Cable One, Inc.
5.750%, 06/15/2022 (e) (Cost: $803,510;
Original acquisition date: 03/09/2017)	771,000	801,840
Time Warner Cos, Inc.
7.250%, 10/15/2017	1,500,000	1,545,459
		2,347,299
Real Estate - 2.75%
Hospitality Properties Trust
6.700%, 01/15/2018	2,207,000	2,236,426

Retailing - 16.24%
Caleres, Inc.
6.250%, 08/15/2023	1,841,000	1,919,242
Dillard’s, Inc.
7.130%, 08/01/2018	1,600,000	1,699,386
Dollar General Corp.
4.125%, 07/15/2017	2,000,000	2,016,158
1.875%, 04/15/2018	1,965,000	1,966,837
Dollar Tree, Inc.
5.250%, 03/01/2020	1,674,000	1,724,555
Expedia, Inc.
7.456%, 08/15/2018	2,011,000	2,153,455
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/2022	1,678,000	1,726,243
		13,205,876
Software & Services - 5.52%
eBay, Inc.
1.350%, 07/15/2017	843,000	842,625
1.239%, 07/28/2017 (c)	1,174,000	1,174,309

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

CORPORATE BONDS - 74.51% (continued)	Principal Amount	Value

Software & Services - 5.52% (continued)
Total System Services, Inc.
2.375%, 06/01/2018	$2,460,000	$2,470,243
		4,487,177
Technology Hardware & Equipment - 6.93%
Jabil Circuit, Inc.
8.250%, 03/15/2018	2,335,000	2,467,791
Tech Data Corp.
3.750%, 09/21/2017	3,135,000	3,164,093
		5,631,884
Telecommunication Services - 0.79%
AT&T, Inc.
5.500%, 02/01/2018	624,000	643,389
TOTAL CORPORATE BONDS (Cost $60,334,881)		60,577,758

SHORT-TERM INVESTMENTS - 16.47%	Shares

Money Market Fund - 1.73%
STIT-Treasury Portfolio -
Institutional Class, 0.580% (f)	1,408,512	1,408,512

U.S. Treasury Bills - 14.74%	Principal Amount
0.511%, 05/25/2017 (g)	$6,000,000	5,995,432
0.766%, 06/29/2017 (g)	6,000,000	5,988,727
		11,984,159
TOTAL SHORT-TERM INVESTMENTS
(Cost $13,392,671)		13,392,671
Total Investments (Cost $81,266,019) - 99.62%		80,991,042
Other Assets in Excess of Liabilities - 0.38%		310,621
TOTAL NET ASSETS - 100.00%		$81,301,663

Percentages are stated as a percent of net assets.
(a)	Affiliate company. See Footnote 6.
(b)	Foreign Issued Security.
(c)	Variable rate security. The rate shown is as of 03/31/2017.
(d)	Security is considered illiquid and may be difficult to sell.
(e)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at March 31, 2017 was $16,050,686, which represented 19.74% of net assets.

(f)	Rate listed is the 7-day effective yield.
(g)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Income Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of
New York		U.S.		Canadian
Mellon	08/23/2017	Dollars	1,637,372	Dollars	2,150,000	$17,191

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 47.81%	Shares	Value

Commercial & Professional Services - 1.44%
Tetra Tech, Inc.	17,600	$718,960

Consumer Durables & Apparel - 2.48%
Coach, Inc.	30,000	1,239,900

Diversified Financials - 14.42%
Dundee Corp. - Class A (a)(b)	144,730	442,945
Leucadia National Corp.	63,000	1,638,000
Oaktree Capital Group LLC	50,150	2,271,795
Northern Trust Corp.	17,050	1,476,189
The Bank of New York Mellon Corp.	29,360	1,386,673
		7,215,602
Energy - 0.75%
Contango Oil & Gas Co. (b)	51,110	374,125

Health Care Equipment & Services - 2.04%
Laboratory Corp. of America Holdings (b)	7,130	1,022,941

Insurance - 1.08%
Baldwin & Lyons, Inc. - Class B (c)	22,000	537,900

Materials - 1.75%
Alamos Gold, Inc. - Class A (a)	109,121	876,244

Media - 4.29%
Corus Entertainment, Inc. - Class B (a)	218,780	2,148,563

Pharmaceuticals, Biotechnology & Life Sciences - 0.70%
Bio-Rad Laboratories, Inc. - Class A (b)	1,768	352,433

Software & Services - 6.29%
Amdocs Ltd.	9,980	608,680
Teradata Corp. (b)	58,800	1,829,856
The Western Union Co.	34,700	706,145
		3,144,681
Technology Hardware & Equipment - 8.39%
Apple, Inc.	11,015	1,582,415
Western Digital Corp.	31,665	2,613,313
		4,195,728

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

COMMON STOCKS - 47.81% (continued)	Shares	Value

Telecommunication Services - 4.18%
Telephone & Data Systems, Inc.	27,838	$737,986
Verizon Communications, Inc.	27,800	1,355,250
		2,093,236
TOTAL COMMON STOCKS (Cost $19,566,798)		23,920,313

SHORT-TERM INVESTMENT - 9.99%	Principal Amount

U.S. Treasury Bill - 9.99%
0.592%, 05/18/2017 (d)	$5,000,000	4,996,142
TOTAL SHORT-TERM INVESTMENT
(Cost $4,996,142)		4,996,142
Total Investments (Cost $24,562,940) - 57.80%		28,916,455
Other Assets in Excess of Liabilities - 42.20%		21,108,543
TOTAL NET ASSETS - 100.00%		$50,024,998

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Affiliate company. See Footnote 6.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation
Bank of
New York		U.S.		Canadian
Mellon	09/13/2017	Dollars	2,457,277	Dollars	3,300,000	$(30,319)

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 68.28%	Shares	Value

Australia - 19.84%
Coventry Group Ltd. (a)(b)	1,393,375	$745,177
GUD Holdings Ltd.	86,976	786,764
LifeHealthcare Group Ltd.	355,535	578,570
Programmed Maintenance Services Ltd.	414,192	593,330
Spotless Group Holdings Ltd.	489,000	405,352
Tox Free Solutions Ltd.	490,436	873,035
		3,982,228
Canada - 15.59%
Corus Entertainment, Inc. - Class B	76,130	747,646
Dominion Diamond Corp.	31,809	401,748
Dundee Corp. - Class A (a)	224,840	688,122
HNZ Group, Inc. (a)	62,590	626,912
Noranda Income Fund	535,780	664,764
		3,129,192
France - 4.63%
GEA	4,851	455,406
Vetoquinol SA	8,400	472,969
		928,375
Germany - 16.43%
Clere AG	105,699	1,759,620
Hornbach Baumarkt AG	24,907	776,666
KSB AG	35	14,385
KSB AG	1,812	747,123
		3,297,794
Greece - 2.92%
Metka Industrial - Construction SA	77,328	586,531

Japan - 0.00%
Broadleaf Co Ltd.	102	698

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

COMMON STOCKS - 68.28% (continued)	Shares	Value

United Kingdom - 8.87%
Quarto Group, Inc.	144,362	$455,795
Royal Mail PLC	139,065	740,495
Stallergenes Greer PLC (a)	17,188	584,925
		1,781,215
TOTAL COMMON STOCKS (Cost $13,977,124)		13,706,033

PREFERRED STOCK - 4.79%

Canada - 4.79%
Dundee Corp., 4.640% (c)	90,140	962,505
TOTAL PREFERRED STOCK (Cost $832,593)		962,505

CONVERTIBLE BONDS - 1.37%	Principal Amount

Canada - 0.96%
Primero Mining Corp.
5.750%, 02/28/2020 (d)	$321,000	192,600

United States - 0.41%
EZCORP, Inc.
2.125%, 06/15/2019	88,000	81,510
TOTAL CONVERTIBLE BONDS (Cost $324,493)		274,110

SHORT-TERM INVESTMENT - 9.25%

U.S. Treasury Bill - 9.25%
0.602%, 08/03/2017 (e)	1,860,000	1,856,152
TOTAL SHORT-TERM INVESTMENT
(Cost $1,856,152)		1,856,152
Total Investments (Cost $16,990,362) - 83.69%		16,798,800
Other Assets in Excess of Liabilities - 16.31%		3,274,911
TOTAL NET ASSETS - 100.00%		$20,073,711

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Footnote 6.
(c)	Variable rate security. The rate listed is as of 03/31/2017.
(d)	Security is considered illiquid and may be difficult to sell.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid International Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Bank of		U.S.		Canadian
Montreal	09/14/2017	Dollars	3,430,941	Dollars	4,600,000	$(36,671)
Bank of		U.S.		Australian
Montreal	09/18/2017	Dollars	3,437,162	Dollars	4,470,000	32,208
Bank of		U.S.
Montreal	09/18/2017	Dollars	4,968,345	Euro	4,600,000	18,279
Bank of		U.S.		British
Montreal	09/18/2017	Dollars	662,201	Pounds	536,000	(12,379)
$1,437

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 80.74%	Shares	Value

Capital Goods - 2.69%
Cubic Corp.	8,688	$458,726

Commercial & Professional Services - 3.63%
Tetra Tech, Inc.	15,135	618,265

Consumer Durables & Apparel - 3.44%
Coach, Inc.	14,175	585,853

Diversified Financials - 12.13%
Dundee Corp. - Class A (a)(b)	151,185	462,701
Leucadia National Corp.	28,865	750,490
Oaktree Capital Group LLC	18,835	853,226
		2,066,417
Health Care Equipment & Services - 3.83%
Laboratory Corp. of America Holdings (b)	4,541	651,497

Insurance - 6.27%
Baldwin & Lyons, Inc. - Class B (c)	43,634	1,066,851

Materials - 4.89%
Dominion Diamond Corp. (a)	65,923	832,607

Media - 9.47%
Corus Entertainment, Inc. - Class B (a)	164,200	1,612,552

Pharmaceuticals, Biotechnology & Life Sciences - 3.16%
Bio-Rad Laboratories, Inc. - Class A (b)	2,700	538,218

Software & Services - 22.91%
Amdocs Ltd.	19,710	1,202,113
Syntel, Inc.	66,770	1,123,739
Teradata Corp. (b)	35,020	1,089,822
The Western Union Co.	23,915	486,670
		3,902,344
Technology Hardware & Equipment - 5.88%
Western Digital Corp.	12,137	1,001,667

Telecommunication Services - 2.44%
Telephone & Data Systems, Inc.	15,680	415,677
TOTAL COMMON STOCKS (Cost $12,151,555)		13,750,674

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2017 (Unaudited)

EXCHANGE-TRADED FUNDS - 7.51%	Shares	Value

Diversified Financials - 7.51%
iShares Gold Trust (b)	71,345	$856,854
iShares Silver Trust (b)	24,505	422,711
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,297,541)		1,279,565

CONVERTIBLE BONDS - 5.13%	Principal Amount

Diversified Financials - 1.63%
EZCORP, Inc.
2.125%, 06/15/2019	$300,000	277,875

Materials - 3.50%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(d)	993,000	595,800
TOTAL CONVERTIBLE BONDS (Cost $1,041,451)		873,675
Total Investments (Cost $14,490,547) - 93.38%		15,903,914
Other Assets in Excess of Liabilities - 6.62%		1,127,378
TOTAL NET ASSETS - 100.00%		$17,031,292

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Affiliate company. See Footnote 6.
(d)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Bank of
New York		U.S.		Canadian
Mellon	08/23/2017	Dollars	2,088,111	Dollars	2,750,000	$15,787

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$398,619,215	$141,458,688	$80,598,350
Affiliated issuers	10,477,828	5,081,614	392,692
Income receivable	2,117,477	66,284	810,779
Receivable for fund shares sold	816,802	334,789	75,350
Receivable for investments sold	6,365,372	—	316,347
Cash	—	81,186,546	—
Appreciation on forward currency contracts	650,142	193,032	17,191
Deposit for forwards at broker	280,000	—
Other assets	61,436	26,747	12,373
Total assets	419,388,272	228,347,700	82,223,082
LIABILITIES:
Payable for fund shares redeemed	72,953	381,361	14,025
Payable for investment securities purchased	1,257,120	—	812,214
Payable to Investment Adviser	338,741	181,551	44,080
Payable to Trustees	7,830	7,376	2,150
Accrued distribution fees	16,456	7,028	—
Other expenses	134,478	123,284	48,950
Total liabilities	1,827,578	700,600	921,419
Total net assets	$417,560,694	$227,647,100	$81,301,663

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2017 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
NET ASSETS CONSIST OF:
Capital stock	$391,930,922	$226,054,731	$85,151,349
Accumulated net investment loss	(1,828,843)	(110,202)	(4,177)
Accumulated undistributed net realized
gain (loss) on investments	6,497,040	1,793,804	(3,587,723)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	20,311,433	(284,265)	(274,977)
Forward currency contracts	650,142	193,032	17,191
Total net assets	$417,560,694	$227,647,100	$81,301,663
Investor Class
Net assets	$109,745,876	$158,813,995	$—
Shares outstanding	9,312,233	11,063,351	—
Institutional Class
Net assets	307,814,818	68,833,105	81,301,663
Shares outstanding	26,115,403	4,689,936	8,759,194
Total shares outstanding (unlimited
shares of no par value authorized)	35,427,636	15,753,287	8,759,194
Investor Class Net asset value, offering
and redemption price per share(2)	$11.79	$14.35	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$11.79	$14.68	$9.28

(1) Cost of Investments
Unaffiliated issuers	$378,596,466	$141,989,552	$80,902,325
Affiliated issuers	10,185,972	4,835,015	363,694

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2017 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$28,378,555	$16,053,623	$14,837,063
Affiliated issuers	537,900	745,177	1,066,851
Income receivable	34,632	55,387	22,300
Receivable for fund shares sold	55,154	345,000	7,410
Receivable for investments sold	—	59,465	—
Cash	21,130,345	2,932,445	2,177,099
Appreciation on forward currency contracts	—	1,437	15,787
Other assets	12,643	16,541	11,782
Total assets	50,149,229	20,209,075	18,138,292
LIABILITIES:
Depreciation on forward currency contracts	30,319	—	—
Payable for fund shares redeemed	16,025	6,163	1,072,566
Payable for investment securities purchased	—	88,778	—
Payable to Investment Adviser	37,242	4,927	8,336
Accrued distribution fees	3,374	8,690	3,688
Payable to Trustees	1,198	290	87
Other expenses	36,073	26,516	22,323
Total liabilities	124,231	135,364	1,107,000
Total net assets	$50,024,998	$20,073,711	$17,031,292

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2017 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
NET ASSETS CONSIST OF:
Capital stock	$45,660,088	$19,981,424	$15,626,973
Accumulated net investment income (loss)	(98,476)	(394,650)	1,004
Accumulated undistributed net realized
gain (loss) on investments	140,190	676,843	(25,839)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	4,353,515	(191,343)	1,413,367
Forward currency contracts	(30,319)	1,437	15,787
Total net assets	$50,024,998	$20,073,711	$17,031,292
Investor Class
Net assets	$50,024,998	$20,073,711	17,031,292
Shares outstanding	4,671,016	2,058,788	1,549,112
Total shares outstanding (unlimited
shares of no par value authorized)(2)	4,671,016	2,058,788	1,549,112
Investor Class Net asset value, offering
and redemption price per share(2)	$10.71	$9.75	$10.99

(1) Cost of Investments
Unaffiliated issuers	$24,056,280	$15,868,368	$13,428,471
Affiliated issuers	506,660	1,121,994	1,062,076

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the period ended March 31, 2017 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$2,068,819	$724,952	$154,502
Affiliated issuers (See Note 6)	—	110,154	8,512
Interest income
Unaffiliated issuers	3,052,038	667,921	1,331,288
Total investment income	5,120,857	1,503,027	1,494,302
Advisory fees (See Note 3)	1,991,151	1,206,885	300,052
Administration fees	143,297	87,402	29,007
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	138,666	212,881	—
Fund accounting fees	70,920	46,340	18,594
Shareholder servicing fees and expenses	40,056	43,450	13,110
Custody fees	23,664	7,934	2,544
Trustees fees and expenses	16,090	10,846	3,460
Federal and state registration fees	15,922	16,298	9,738
Audit fees	15,098	15,098	15,098
Reports to shareholders	14,834	18,112	4,004
Insurance	9,466	8,738	2,820
Legal fees	4,906	4,728	4,364
Miscellaneous	4,188	3,006	1,366
Total expenses before Adviser waiver	2,488,258	1,681,718	404,157
Expenses waived by Adviser (See Note 3)	(59,768)	(80,920)	(44,095)
Net expenses before Adviser recoupment	2,428,490	1,600,798	360,062
Expenses recouped by Adviser (See Note 3)	—	—	—
Total net expenses	2,428,490	1,600,798	360,062
Net investment income (loss)	2,692,367	(97,771)	1,134,240
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	6,286,126	3,439,410	(380,114)
Forward currency contracts	2,746,680	236,521	8,144
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	9,005,640	(4,454,601)	348,438
Forward currency contracts	(1,289,937)	(58,723)	4,713
Net realized and unrealized gain (loss)	16,748,509	(837,393)	(18,819)
Net increase (decrease) in net assets
resulting from operations	$19,440,876	$(935,164)	$1,115,421
* Net of foreign taxes withheld	$80,027	$75,252	$9,957

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the period ended March 31, 2017 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$233,783	$151,944	$104,931
Affiliated issuers (See Note 6)	11,660	—	18,688
Interest income
Unaffiliated issuers	17,041	21,720	60,625
Total investment income	262,484	173,664	184,244
Advisory fees (See Note 3)	244,355	89,296	74,572
Administration fees	17,925	6,707	5,492
Distribution (12b-1) fees - Investor Class Only	16,415	22,324	18,643
Audit fees	15,098	15,098	15,098
Shareholder servicing fees and expenses	11,560	9,912	9,552
Federal and state registration fees	9,738	9,730	8,554
Fund accounting fees	9,376	5,630	2,910
Legal fees	4,090	5,268	3,910
Reports to shareholders	2,818	1,730	636
Trustees fees and expenses	2,094	726	454
Custody fees	1,856	17,157	2,283
Insurance	1,546	184	92
Miscellaneous	638	1,274	274
Total expenses before Adviser waiver	337,509	185,036	142,470
Expenses waived by Adviser (See Note 3)	(19,848)	(60,021)	(38,069)
Net expenses before Adviser recoupment	317,661	125,015	104,401
Expenses recouped by Adviser (See Note 3)	—	—	—
Total net expenses	317,661	125,015	104,401
Net investment income (loss)	(55,177)	48,649	79,843
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency translation	549,868	336,633	93,067
Forward currency contracts	53,153	395,809	13,813
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	1,874,374	(717,851)	402,742
Forward currency contracts	(16,490)	29,766	(656)
Purchased options contracts	—	—	56,139
Net realized and unrealized gain	2,460,905	44,357	565,105
Net increase in net assets resulting
from operations	$2,405,728	$93,006	$644,948
* Net of foreign taxes withheld	$13,268	$15,376	$10,469

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$2,692,367	$6,678,864
Net realized gain on investments
and foreign currency translation	9,032,806	10,375,898
Net change in unrealized appreciation	7,715,703	22,390,537
Net increase in assets
resulting from operations	19,440,876	39,445,299

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(1,435,458)	(2,992,796)
From net investment income - Institutional Class	(4,009,578)	(5,326,153)
From net realized gain - Investor Class	(2,292,178)	(5,281)
From net realized gain - Institutional Class	(5,793,689)	(6,622)
Total distributions	(13,530,903)	(8,330,852)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	7,874,931	12,446,725
Proceeds from shares sold - Institutional Class	36,384,482	135,478,379
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	3,617,599	2,870,073
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	7,538,600	3,780,361
Cost of shares redeemed - Investor Class(1)	(13,712,792)	(65,496,789)
Cost of shares redeemed - Institutional Class(2)	(16,141,567)	(65,881,576)
Net increase in net assets
from capital share transactions	25,561,253	23,197,173

TOTAL INCREASE IN NET ASSETS	31,471,226	54,311,620

NET ASSETS:
Beginning of period	386,089,468	331,777,848
End of period (including accumulated
net investment income (loss) of
$(1,828,843) and $923,826)	$417,560,694	$386,089,468

(1)	Net of redemption fees of $17 and $1,663, respectively.
(2)	Net of redemption fees of $0 and $4,625, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
OPERATIONS:
Net investment loss	$(97,771)	$(546,808)
Net realized gain on investments
and foreign currency translation	3,675,931	4,782,314
Net change in unrealized
appreciation (depreciation)	(4,513,324)	14,299,092
Net increase (decrease) in assets
resulting from operations	(935,164)	18,534,598

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	—	(2,562,801)
From net investment income - Institutional Class	(12,431)	(1,007,410)
From net realized gain - Investor Class	(1,679,018)	—
From net realized gain - Institutional Class	(682,158)	—
Total distributions	(2,373,607)	(3,570,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	10,282,162	20,338,682
Proceeds from shares sold - Institutional Class	1,919,896	9,572,307
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,643,000	2,516,140
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	640,492	875,565
Cost of shares redeemed - Investor Class(1)	(31,701,349)	(69,687,297)
Cost of shares redeemed - Institutional Class(2)	(5,368,562)	(27,322,716)
Net decrease in net assets
from capital share transactions	(22,584,361)	(63,707,319)

TOTAL DECREASE IN NET ASSETS	(25,893,132)	(48,742,932)

NET ASSETS:
Beginning of period	253,540,232	302,283,164
End of period (including accumulated
net investment loss of $(110,202) and $0)	$227,647,100	$253,540,232

(1)	Net of redemption fees of $1,558 and $5,368, respectively.
(2)	Net of redemption fees of $143 and $22, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$1,134,240	$2,430,578
Net realized gain (loss) on investments
and foreign currency translation	(371,970)	263,978
Net change in unrealized appreciation	353,151	2,176,594
Net increase in assets
resulting from operations	1,115,421	4,871,150

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,137,068)	(2,801,334)
From net realized gain	—	—
Total distributions	(1,137,068)	(2,801,334)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,591,967	5,789,500
Proceeds from shares issued to holders in
reinvestment of dividends	1,069,963	2,616,417
Cost of shares redeemed	(3,098,147)	(15,703,723)
Net increase (decrease) in net assets from
capital share transactions	1,563,783	(7,297,806)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	1,542,136	(5,227,990)

NET ASSETS:
Beginning of period	79,759,527	84,987,517
End of period (including accumulated
net investment loss of $4,177 and $1,349)	$81,301,663	$79,759,527

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$(55,177)	$301,940
Net realized gain on investments
and foreign currency translation	603,021	1,470,410
Net change in unrealized appreciation	1,857,884	3,394,359
Net increase in assets
resulting from operations	2,405,728	5,166,709

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(266,049)	(175,496)
From net realized gain	(1,703,809)	(2,006,232)
Total distributions	(1,969,858)	(2,181,728)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,022,235	5,402,770
Proceeds from shares issued to holders
in reinvestment of dividends	1,943,927	2,156,213
Cost of shares redeemed(1)	(2,368,373)	(7,482,964)
Net increase in net assets from
capital share transactions	1,597,789	76,019

TOTAL INCREASE IN NET ASSETS	2,033,659	3,061,000

NET ASSETS:
Beginning of period	47,991,339	44,930,339
End of period (including accumulated
net investment income (loss) of
$(98,476) and $222,750)	$50,024,998	$47,991,339

(1)	Net of redemption fees of $0 and $192, respectively.

See notes to financial statements.

Intrepid International Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$48,649	$473,020
Net realized gain on investments
and foreign currency translation	732,442	276,894
Net change in unrealized
appreciation (depreciation)	(688,085)	726,443
Net increase in assets
resulting from operations	93,006	1,476,357

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(635,320)	(637,422)
From net realized gain	(125,755)	(154,652)
Total distributions	(761,075)	(792,074)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,412,959	8,495,163
Proceeds from shares issued to holders in
reinvestment of dividends	754,574	792,074
Cost of shares redeemed(1)	(2,473,702)	(496,716)
Net increase in net assets from
capital share transactions	3,693,831	8,790,521

TOTAL INCREASE IN NET ASSETS	3,025,762	9,474,804

NET ASSETS:
Beginning of period	17,047,949	7,573,145
End of period (including accumulated
net investment income (loss) of
$(394,650) and $192,021)	$20,073,711	$17,047,949

(1)	Net of redemption fees of $961 and $726, respectively.

See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$79,843	$92,268
Net realized gain on investments
and foreign currency translation	106,880	737,078
Net change in unrealized appreciation	458,225	1,059,377
Net increase in assets
resulting from operations	644,948	1,888,723

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,814)	(9,538)
From net realized gain	(901,847)	—
Total distributions	(1,032,661)	(9,538)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,267,305	8,880,314
Proceeds from shares issued to holders in
reinvestment of dividends	1,032,235	9,538
Cost of shares redeemed(1)	(2,711,290)	(328,322)
Net increase in net assets from
capital share transactions	5,588,250	8,561,530

TOTAL INCREASE IN NET ASSETS	5,200,537	10,440,715

NET ASSETS:
Beginning of period	11,830,755	1,390,040
End of period (including accumulated net
investment income of $1,004 and $51,975)	$17,031,292	$11,830,755

(1)	Net of redemption fees of $60 and $721, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended		Year Ended September 30,
	March 31,
	2017		2016		2015	2014	2013	2012
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.62		$10.56		$12.69	$12.23	$11.69	$10.70
OPERATIONS:
Net investment income(1)	0.07		0.26		0.18	0.12	0.18	0.18
Net realized and unrealized
gain (loss) on investment
securities	0.49		1.07		(1.00)	1.09	0.93	1.72
Total from operations(2)	0.56		1.33		(0.82)	1.21	1.11	1.90
LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.27)		(0.19)	(0.12)	(0.17)	(0.18)
From net realized gains	(0.24)		(0.00	)(3)	(1.12)	(0.63)	(0.40)	(0.73)
Total distributions	(0.39)		(0.27)		(1.31)	(0.75)	(0.57)	(0.91)
NET ASSET VALUE:
End of period	$11.79		$11.62		$10.56	$12.69	$12.23	$11.69
Total return	4.94	%(4)	12.87%		(7.17)%	10.23%	9.89%	18.63%
Net assets at end of
period (000s omitted)	$109,746		$110,395		$149,504	$238,691	$228,500	$288,462
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.43	%(5)	1.45%		1.42%	1.41%	1.42%	1.44%
After expense
reimbursement/recoupment	1.40	%(5)	1.40%		1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.14	%(5)	1.97%		1.45%	0.97%	1.37%	1.62%
After expense
reimbursement/recoupment	1.17	%(5)	2.02%		1.47%	0.98%	1.39%	1.66%
Portfolio turnover rate	17	%(4)	43%		54%	73%	57%	63%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.

(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended		Year Ended September 30,
	March 31,
	2017		2016		2015	2014	2013	2012
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.62		$10.56		$12.69	$12.24	$11.70	$10.70
OPERATIONS:
Net investment income(1)	0.09		0.24		0.22	0.15	0.19	0.21
Net realized and unrealized
gain (loss) on investment
securities	0.49		1.12		(1.00)	1.08	0.95	1.73
Total from operations(2)	0.58		1.36		(0.78)	1.23	1.14	1.94
LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.30)		(0.23)	(0.15)	(0.20)	(0.21)
From net realized gains	(0.24)		(0.00	)(3)	(1.12)	(0.63)	(0.40)	(0.73)
Total distributions	(0.41)		(0.30)		(1.35)	(0.78)	(0.60)	(0.94)
NET ASSET VALUE:
End of period	$11.79		$11.62		$10.56	$12.69	$12.24	$11.70
Total return	5.07	%(4)	13.16%		(6.92)%	10.41%	10.18%	19.02%
Net assets at end of
period (000s omitted)	$307,815		$275,694		$182,274	$233,759	$189,630	$100,501
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.18	%(5)	1.20%		1.17%	1.16%	1.17%	1.19%
After expense
reimbursement/recoupment	1.15	%(5)	1.15%		1.15%	1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.40	%(5)	2.13%		1.72%	1.23%	1.67%	1.85%
After expense
reimbursement/recoupment	1.43	%(5)	2.18%		1.74%	1.24%	1.69%	1.89%
Portfolio turnover rate	17	%(4)	43%		54%	73%	57%	63%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.

(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended		Year Ended September 30,
	March 31,
	2017		2016	2015	2014	2013	2012
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$14.55		$13.70	$16.18	$15.91	$15.80	$15.26
OPERATIONS:
Net investment loss (1)	(0.02)		(0.05)	(0.17)	(0.22)	(0.12)	(0.06)
Net realized and unrealized
gain (loss) on investment
securities	(0.04)		1.08	(0.71)	1.17	1.48	2.47
Total from operations(2)	(0.06)		1.03	(0.88)	0.95	1.36	2.41
LESS DISTRIBUTIONS:
From net investment income	—		(0.18)	—	—	—	—
From net realized gains	(0.14)		—	(1.60)	(0.68)	(1.25)	(1.87)
Total distributions	(0.14)		(0.18)	(1.60)	(0.68)	(1.25)	(1.87)
NET ASSET VALUE:
End of period	$14.35		$14.55	$13.70	$16.18	$15.91	$15.80
Total return	(0.40	)%(3)	7.63%	(6.03)%	6.08%	9.25%	16.76%
Net assets at end of
period (000s omitted)	$158,814		$181,001	$216,933	$421,714	$566,624	$699,196
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.47	%(4)	1.46%	1.42%	1.40%	1.42%	1.44%
After expense
reimbursement/recoupment	1.40	%(4)	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.22	)%(4)	(0.34)%	(0.67)%	(1.11)%	(0.72)%	(0.44)%
After expense
reimbursement/recoupment	(0.15	)%(4)	(0.28)%	(0.65)%	(1.11)%	(0.70)%	(0.40)%
Portfolio turnover rate	32	%(3)	40%	75%	38%	30%	68%

(1)	Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.

(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended		Year Ended September 30,
	March 31,
	2017		2016		2015	2014	2013	2012
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$14.86		$13.97		$16.42	$16.09	$15.93	$15.34
OPERATIONS:
Net investment
income (loss)(1)(2)	0.02		(0.00	)(3)	(0.06)	(0.16)	(0.09)	(0.03)
Net realized and unrealized
gain (loss) on investment
securities	(0.06)		1.08		(0.79)	1.17	1.50	2.49
Total from operations(4)	(0.04)		1.08		(0.85)	1.01	1.41	2.46
LESS DISTRIBUTIONS:
From net investment income	(0.00	)(3)	(0.19)		—	—	—	—
From net realized gains	(0.14)		—		(1.60)	(0.68)	(1.25)	(1.87)
Total distributions	(0.14)		(0.19)		(1.60)	(0.68)	(1.25)	(1.87)
NET ASSET VALUE:
End of period	$14.68		$14.86		$13.97	$16.42	$16.09	$15.93
Total return	(0.24	)%(5)	7.85%		(5.68)%	6.39%	9.51%	17.02%
Net assets at end of
period (000s omitted)	$68,833		$72,539		$85,350	$238,722	$108,728	$64,581
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.22	%(6)	1.21%		1.17%	1.15%	1.17%	1.19%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%		1.15%	1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.03	%(6)	(0.09)%		(0.44)%	(0.85)%	(0.47)%	(0.18)%
After expense
reimbursement/recoupment	0.10	%(6)	(0.03)%		(0.42)%	(0.85)%	(0.45)%	(0.14)%
Portfolio turnover rate	32	%(5)	40%		75%	38%	30%	68%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for the six months ended March 31, 2017 and each of the four years ended September 30, 2015, 2014, 2013 and 2012.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the year ended September 30, 2016.
(3)	The amount represents less than $0.01 per share.
(4)
Total from investment operations per share includes redemption fees of less than $0.01 for the six months ended March 31, 2017 and each of the five years ended September 30, 2016, 2015, 2014, 2013 and 2012.

(5)	Not annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended		Year Ended September 30,
	March 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.29		$9.02	$9.65	$9.66		$9.80	$9.63
OPERATIONS:
Net investment income(1)	0.13		0.28	0.30	0.28		0.30	0.47
Net realized and unrealized
gain (loss) on investment
securities	(0.01)		0.31	(0.56)	0.04		(0.01)	0.30
Total from operations(2)	0.12		0.59	(0.26)	0.32		0.29	0.77
LESS DISTRIBUTIONS:
From net investment income	(0.13)		(0.32)	(0.30)	(0.28)		(0.33)	(0.45)
From net realized gains	—		—	(0.07)	(0.05)		(0.10)	(0.15)
Total distributions	(0.13)		(0.32)	(0.37)	(0.33)		(0.43)	(0.60)
NET ASSET VALUE:
End of period	$9.28		$9.29	$9.02	$9.65		$9.66	$9.80
Total return	1.32	%(5)	6.76%	(2.76)%	3.38%		3.03%	8.17%
Net assets at end of
period (000s omitted)	$81,302		$79,760	$84,988	$106,360		$74,828	$63,085
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.01	%(6)	1.01%	0.96%	0.95	%(3)	0.98%	1.01%
After expense
reimbursement/recoupment	0.90	%(6)	0.90%	0.90%	0.90	%(3)	0.90%	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.73	%(6)	2.97%	3.05%	2.85	%(4)	2.96%	4.56%
After expense
reimbursement/recoupment	2.84	%(6)	3.08%	3.11%	2.90	%(4)	3.04%	4.67%
Portfolio turnover rate	23	%(5)	52%	51%	53%		78%	54%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and the two years ended September 30, 2014 and 2013.
(3)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(4)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

(5)	Not annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended		Year Ended September 30,
	March 31,
	2017		2016	2015	2014	2013	2012
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.62		$9.98	$11.22	$11.11	$10.48	$9.23
OPERATIONS:
Net investment
income (loss)(1)	(0.01)		0.07	(0.01)	(0.06)	0.03	0.01
Net realized and unrealized
gain (loss) on investment
securities	0.53		1.07	(0.31)	1.08	1.36	1.87
Total from operations(2)	0.52		1.14	(0.32)	1.02	1.39	1.88
LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.04)	—	—	(0.07)	(0.02)
From net realized gains	(0.37)		(0.46)	(0.92)	(0.91)	(0.69)	(0.61)
Total distributions	(0.43)		(0.50)	(0.92)	(0.91)	(0.76)	(0.63)
NET ASSET VALUE:
End of period	$10.71		$10.62	$9.98	$11.22	$11.11	$10.48
Total return	5.03	%(3)	11.91%	(3.32)%	9.69%	14.27%	21.07%
Net assets at end of
period (000s omitted)	$50,025		$47,991	$44,930	$46,137	$41,374	$46,975
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.38	%(4)	1.34%	1.31%	1.57%	1.59%	1.60%
After expense
reimbursement/recoupment	1.30	%(4)	1.30%	1.30%	1.33%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.31	)%(4)	0.62%	(0.14)%	(0.78)%	0.03%	(0.16)%
After expense
reimbursement/recoupment	(0.23	)%(4)	0.66%	(0.13)%	(0.54)%	0.22%	0.04%
Portfolio turnover rate	4	%(3)	32%	71%	66%	30%	71%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and each of the three years ended September 30, 2016, 2014, and 2012.

(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				December 30, 2014(1)
	Period Ended		Year Ended	through
	March 31, 2017		September 30, 2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$10.16		$9.95	$10.00

OPERATIONS:
Net investment income(2)	0.06		0.51	0.06
Net realized and unrealized gain
(loss) on investment securities	(0.03)		0.60	(0.11)
Total from operations(3)	0.03		1.11	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.37)		(0.72)	—
From net realized gains	(0.07)		(0.18)	—
Total distributions	(0.44)		(0.90)	—

NET ASSET VALUE:
End of period	$9.75		$10.16	$9.95
Total return	0.36	%(4)	12.67%	(0.50	)%(4)
Net assets at end of period
(000s omitted)	$20,074		$17,048	$7,573

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.07	%(5)	2.50%	4.07	%(5)
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.13	)%(5)	3.46%	(1.47	)%(5)
After expense
reimbursement/recoupment	0.54	%(5)	4.56%	1.20	%(5)
Portfolio turnover rate	26	%(4)	33%	32	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and the year ended September 30, 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				July 31, 2015(1)
	Period Ended		Year Ended	through
	March 31, 2017		September 30, 2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$11.43		$9.17	$10.00

OPERATIONS:
Net investment income(2)	0.06		0.08	0.02
Net realized and unrealized gain
(loss) on investment securities	0.34		2.20	(0.85)
Total from operations(3)	0.40		2.28	(0.83)

LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.02)	—
From net realized gains	(0.73)		—	—
Total distributions	(0.84)		(0.02)	—

NET ASSET VALUE:
End of period	$10.99		$11.43	$9.17
Total return	3.76	%(4)	24.89%	(8.30	)%(4)
Net assets at end of period
(000s omitted)	$17,031		$11,831	$1,390

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.91	%(5)	3.02%	21.45	%(5)
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.56	%(5)	(0.30)%	(18.42	)%(5)
After expense
reimbursement/recoupment	1.07	%(5)	1.32%	1.63	%(5)
Portfolio turnover rate	9	%(4)	64%	1	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2017 and the year ended September 30, 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Unaudited)

1.	ORGANIZATION
Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At March 31, 2017, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015.  The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest bid quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest bid quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, preferred securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest bid will be used.  When using the latest bid quotation, these contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of March 31, 2017, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$232,446,467	$—	$—	$232,446,467
Total Convertible Bonds*	—	4,641,952	—	4,641,952
Total Corporate Bonds*	—	127,118,754	—	127,118,754
Total Money
Market Fund*	9,955,631	—	—	9,955,631
U.S. Treasury Bill	—	34,934,239	—	34,934,239
Total Forward
Currency Contracts	—	945,073	—	945,073
Total Assets	$242,402,098	$167,640,018	$—	$410,042,116
Liabilities
Total Forward
Currency Contracts	$—	$(294,931)	$—	$(294,931)
Total Liabilities	$—	$(294,931)	$—	$(294,931)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Intrepid Endurance Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Capital Goods	$264,000	$—	$—	$264,000
Commercial &
Professional Services	1,273,703	—	—	1,273,703
Consumer Durables
& Apparel	4,118	—	—	4,118
Diversified Financials	2,513,570	—	—	2,513,570
Insurance	5,081,614	—	—	5,081,614
Materials	5,060,305	—	—	5,060,305
Media	9,651,107	4,143	—	9,655,250
Pharmaceuticals,
Biotechnology &
Life Sciences	221,866	—	—	221,866
Retailing	9,910	—	—	9,910
Software & Services	12,319,714	—	—	12,319,714
Total Common Stocks	36,399,907	4,143	—	36,404,050
Total Exchange-
Traded Fund*	4,299,580	—	—	4,299,580
Total Convertible Bonds*	—	5,890,485	—	5,890,485
U.S. Treasury Bills	—	99,946,187	—	99,946,187
Total Forward
Currency Contract	—	193,032	—	193,032
Total Assets	$40,699,487	$106,033,847	$—	$146,733,334

Intrepid Income Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$2,197,400	$—	$—	$2,197,400
Total Preferred Stock*	312,756	—	—	312,756
Total Convertible Bonds*	—	4,510,457	—	4,510,457
Total Corporate Bonds*	—	60,577,758	—	60,577,758
Total Money
Market Fund*	1,408,512	—	—	1,408,512
U.S. Treasury Bills	—	11,984,159	—	11,984,159
Total Forward
Currency Contract	—	17,191	—	17,191
Total Assets	$3,918,668	$77,089,565	$—	$81,008,233

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Intrepid Disciplined Value Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$23,920,313	$—	$—	$23,920,313
U.S. Treasury Bill	—	4,996,142	—	4,996,142
Total Assets	$23,920,313	$4,996,142	$—	$28,916,455
Liabilities
Total Forward
Currency Contract	$—	$(30,319)	$—	$(30,319)
Total Liabilities	$—	$(30,319)	$—	$(30,319)

Intrepid International Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$13,706,033	$—	$—	$13,706,033
Total Preferred Stock*	962,505	—	—	962,505
Total Convertible Bonds*	—	274,110	—	274,110
U.S. Treasury Bill	—	1,856,152	—	1,856,152
Total Forward
Currency Contracts	$—	$50,487	—	$50,487
Total Assets	$14,668,538	$2,180,749	$—	$16,849,287
Liabilities
Total Forward
Currency Contracts	$—	$(49,050)	$—	$(49,050)
Total Liabilities	$—	$(49,050)	$—	$(49,050)

Intrepid Select Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$13,750,674	$—	$—	$13,750,674
Total Exchange-
Traded Funds*	1,279,565	—	—	1,279,565
Total Convertible Bonds*	—	873,675	—	873,675
Total Forward
Currency Contract	—	15,787	—	15,787
Total Assets	$15,030,239	$889,462	$—	$15,919,701

*	For further information regarding security characteristics, please see the Schedules of Investments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

	Intrepid	Intrepid
	Endurance	International
	Fund	Fund
Transfer Into Level 1	$—	$686,055
Transfer Out of Level 1	(4,143)	—
Net Transfer Into/(Out of) Level 1	(4,143)	686,055
Transfers Into Level 2	4,143	—
Transfers Out of Level 2	—	(686,055)
Net Transfers Into/(Out of) Level 2	$4,143	$(686,055)

The movement from Level 1 to Level 2 in the Endurance Fund was from the securities being priced using the bid price due to the lack of trading volume on March 31, 2017.

The movement from Level 2 to Level 1 in the International Fund was due to the use of a closing price provided by the pricing service because the market was considered active.

There were no transfers of securities between Level 1 and Level 2 during the reporting period for the Intrepid Capital Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund or Intrepid Select Fund.  The Funds did not hold any investments during the period ended March 31, 2017 with significant unobservable inputs which would be classified as Level 3. Transfers between levels are recognized at the end of the reporting period.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as options, forward currency contracts, and futures contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. During the period ended March 31, 2017, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk. When the contract is closed,

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Effect of Forward Currency Contracts on the Statement of Operations as of March 31, 2017

	Change in unrealized	Realized gain
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$(1,289,937)	$2,746,680
Intrepid Endurance Fund	$(58,723)	$236,521
Intrepid Income Fund	$4,713	$8,144
Intrepid Disciplined Value Fund	$(16,490)	$53,153
Intrepid International Fund	$29,766	$395,809
Intrepid Select Fund	$(656)	$13,813

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2017 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$3,630,405	$—	$—	$—

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contract	$57,267,987	$12,617,431	$1,380,942	$2,393,230

	Intrepid
	International	Intrepid
Long Positions	Fund	Select Fund
Forward currency
contracts	$696,909	$—

	Intrepid
	International	Intrepid
Short Positions	Fund	Select Fund
Forward currency
contract	$13,048,120	$1,768,510

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

At March 31, 2017, the amount of derivative assets and liabilities by type that are subject to offsetting of the Intrepid Capital Fund and Intrepid International Fund are as follows:

Forward Currency Contracts*
Gross Amounts not
Offset in the Statements
of Assets and Liabilities

Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$945,073	$(294,931)	$650,142	$—	$—	$650,142
Intrepid
International Fund	$50,487	$(49,050)	$1,437	$—	$—	$1,437

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$294,931	$(294,931)	$—	$—	$—	$—
Intrepid
International Fund	$49,050	$(49,050)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contracts detail within the Schedule of Investments.

As of March 31, 2017, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund and the Intrepid Select Fund each had one open forward currency contract. Each contract is presented gross on the Statement of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly for the Intrepid Capital Fund and Intrepid Income Fund and paid annually for the Intrepid Endurance Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of March 31, 2017 through the date the financial statements were available for issue.  This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER
The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014.  For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/17	9/30/18	9/30/19	9/30/20
Intrepid Capital Fund	$30,705	$67,817	$170,587	$59,768
Intrepid Endurance Fund	51,755	115,800	177,796	80,920
Intrepid Income Fund	68,989	62,100	91,707	44,095
Intrepid Disciplined Value Fund	105,983	7,266	18,064	19,848
Intrepid International Fund	—	99,268	114,349	60,021
Intrepid Select Fund	—	33,729	112,983	38,069

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2017 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$101,412,596	$54,032,282
Intrepid Endurance Fund	15,799,696	20,460,042
Intrepid Income Fund	20,108,861	12,313,505
Intrepid Disciplined Value Fund	899,274	1,970,572
Intrepid International Fund	5,622,387	3,601,806
Intrepid Select Fund	6,984,236	1,171,499

6.	TRANSACTIONS WITH AFFILIATES
The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2016 through March 31, 2017.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund

	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2016	tions	tions	at 2017	Income	Gain	2017	2017
Baldwin &
Lyons, Inc. -
Class B	—	428,541	—	428,541	$—	$—	$10,477,828	$10,185,972
					$—	$—	$10,477,828	$10,185,972

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Intrepid Endurance Fund
	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2016	tions	tions	2017	Income	Gain	2017	2017
Baldwin &
Lyons, Inc. -
Class B	146,137	61,700	—	207,837	$110,154	$—	$5,081,614	$4,835,015
					$110,154	$—	$5,081,614	$4,835,015
Intrepid Income Fund
	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2016	tions	tions	2017	Income	Gain	2017	2017
Baldwin &
Lyons, Inc. -
Class B	16,061	—	—	16,061	$8,512	$—	$392,692	$363,694
					$8,512	$—	$392,692	$363,694
Intrepid Disciplined Value Fund
	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2016	tions	tions	2017	Income	Gain	2017	2017
Baldwin &
Lyons, Inc. -
Class B	22,000	—	—	22,000	$11,660	$—	$537,900	$506,660
					$11,660	$—	$537,900	$506,660
Intrepid International Fund
	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2016	tions	tions	2017	Income	Gain	2017	2017
Coventry
Group Ltd.	824,481	568,894	—	1,393,375	$—	$—	$745,177	$1,121,994
					$—	$—	$745,177	$1,121,994
Intrepid Select Fund
	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2016	tions	tions	2017	Income	Gain	2017	2017
Baldwin &
Lyons, Inc. -
Class B	18,875	24,759	—	43,634	$18,688	$—	$1,066,851	$1,062,076
					$18,688	$—	$1,066,851	$1,062,076

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

7.	CAPITAL SHARE TRANSACTIONS
Intrepid Capital Fund – Investor Class

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	673,024	1,142,292
Shares issued to holders in
reinvestment of dividends	314,542	266,140
Shares redeemed	(1,175,425)	(6,067,415)
Net decrease in shares	(187,859)	(4,658,983)
Shares outstanding:
Beginning of period	9,500,092	14,159,075
End of period	9,312,233	9,500,092

Intrepid Capital Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	3,120,144	12,235,466
Shares issued to holders in
reinvestment of dividends	655,173	347,104
Shares redeemed	(1,380,764)	(6,119,800)
Net increase in shares	2,394,553	6,462,770
Shares outstanding:
Beginning of period	23,720,850	17,258,080
End of period	26,115,403	23,720,850

Intrepid Endurance Fund – Investor Class
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	713,277	1,465,390
Shares issued to holders in
reinvestment of dividends	114,734	186,657
Shares redeemed	(2,200,933)	(5,044,745)
Net decrease in shares	(1,372,922)	(3,392,698)
Shares outstanding:
Beginning of period	12,436,273	15,828,971
End of period	11,063,351	12,436,273

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Intrepid Endurance Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	129,972	678,697
Shares issued to holders in
reinvestment of dividends	43,749	63,724
Shares redeemed	(364,792)	(1,972,675)
Net decrease in shares	(191,071)	(1,230,254)
Shares outstanding:
Beginning of period	4,881,007	6,111,261
End of period	4,689,936	4,881,007

Intrepid Income Fund
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	386,530	640,422
Shares issued to holders in
reinvestment of dividends	115,774	291,815
Shares redeemed	(333,192)	(1,761,350)
Net increase (decrease) in shares	169,112	(829,113)
Shares outstanding:
Beginning of period	8,590,082	9,419,195
End of period	8,759,194	8,590,082

Intrepid Disciplined Value Fund
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	190,785	535,962
Shares issued to holders in
reinvestment of dividends	186,737	221,604
Shares redeemed	(223,921)	(742,313)
Net increase in shares	153,601	15,253
Shares outstanding:
Beginning of period	4,517,415	4,502,162
End of period	4,671,016	4,517,415

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Intrepid International Fund
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	552,216	880,678
Shares issued to holders in
reinvestment of dividends	77,952	90,834
Shares redeemed	(249,947)	(54,417)
Net increase in shares	380,221	917,095
Shares outstanding:
Beginning of period	1,678,567	761,472
End of period	2,058,788	1,678,567

Intrepid Select Fund
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Shares sold	663,645	912,487
Shares issued to holders in
reinvestment of dividends	98,402	1,024
Shares redeemed	(248,028)	(29,992)
Net increase in shares	514,019	883,519
Shares outstanding:
Beginning of period	1,035,093	151,574
End of period	1,549,112	1,035,093

8.	FEDERAL INCOME TAX INFORMATION
The tax components of distributions paid during the fiscal years ended September 30, 2016 and 2015 are as follows:

	September 30, 2016		September 30, 2015
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$8,318,949	$11,903	$21,062,154	$23,982,093
Intrepid
Endurance Fund	3,570,211	—	3,017,144	54,103,781
Intrepid Income Fund	2,801,334	—	3,234,027	501,888
Intrepid Disciplined
Value Fund	1,242,745	938,983	538,775	3,228,928
Intrepid
International Fund	792,074	—	—	—
Intrepid Select Fund	9,538	—	—	—

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2016, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income (Losses)	Capital
Intrepid Capital Fund	$(3,004,926)	$91,387	$2,913,539
Intrepid Endurance Fund	(1,947,091)	972,514	974,577
Intrepid Income Fund	8,887	(8,887)	—
Intrepid Disciplined
Value Fund	(183,533)	44,618	138,915
Intrepid International Fund	(196,756)	195,716	1,040
Intrepid Select Fund	33,472	(33,472)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of tax equalization, investment losses and currency adjustments.

As of September 30, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$290,906,939	$49,263,089
Unrealized appreciation	32,780,677	8,501,672
Unrealized depreciation	(23,421,668)	(5,688,403)
Net unrealized appreciation	9,359,009	2,813,269
Undistributed ordinary income	3,786,372	2,087,871
Undistributed long-term capital gain	6,574,418	—
Distributable income	10,360,790	2,087,871
Other accumulated gain (loss)	—	—
Total accumulated gain	$19,719,799	$4,901,140

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

	Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$79,730,567	$20,195,661

Unrealized appreciation	802,397	3,986,785
Unrealized depreciation	(1,648,832)	(1,559,178)
Net unrealized appreciation (depreciation)	(846,435)	2,427,607
Undistributed ordinary income	11,129	590,255
Undistributed long-term capital gain	—	911,178
Distributable income	11,129	1,501,433
Other accumulated loss	(2,992,733)	—
Total accumulated gain (loss)	$(3,828,039)	$3,929,040

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$13,730,777	8,639,850

Unrealized appreciation	1,372,842	1,177,259
Unrealized depreciation	(1,112,455)	(291,131)
Net unrealized appreciation	260,387	886,128
Undistributed ordinary income	499,969	797,991
Undistributed long-term capital gain	—	107,913
Distributable income	499,969	905,904
Other accumulated gain (loss)	—	—
Total accumulated gain	$760,356	$1,792,032

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales long term.

At September 30, 2016, Intrepid Income Fund had tax basis capital losses of $2,992,733 which may be carried foward to offset future capital gains.  To the extent that Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryfowards.  These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2016, or for any other tax years which are open for exam. As of September 30, 2016, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2013 through 2016. The Intrepid International Fund and the Intrepid Select Fund’s open tax years include the tax years ended September 30, 2015 and September 30, 2016. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2017 (Unaudited)

unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2016.

9.	LINE OF CREDIT
The Intrepid Capital Management Funds Trust has a $25,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The interest rate as of March 31, 2017 was 3.75%.  During the period ended March 31, 2017, none of the Funds drew on their line of credit.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2017 (Unaudited)

Investment Advisory Agreement Disclosure

On November 15, 2016, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund (collectively the “Funds”, or the, “Fund”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”).  As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session.  The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements.  The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2017 (Unaudited)

Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.
•	A comparison of the fees and expenses of the Funds to other similar funds.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Funds.
•	The costs and profitability of the Funds to the Adviser.
•	The performance of the Funds.
•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities.  The Trustees discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive.  Management noted that in employing its strategy, the Adviser conducts extensive research on target companies, including interviews with management, competitors, analysts and others.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Adviser.  They discussed staffing at the Adviser, and concluded that the Adviser is well staffed to conduct the research needed to meet the investment objectives of the Funds.  In addition, the Trustees considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser.  Based on this review, the Trustees believe that the Adviser provides high quality services to the Funds.

The Trustees also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2017 (Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Trustees the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer universe for purposes of the materials.  The Directors concluded that the Funds’ fees are reasonable in relation to the nature and quality of the services provided, and are reasonable when compared to the funds in the peer universe.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts or private investment companies and those performed by the Adviser for the Funds.  The Adviser noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies.

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts or private investment companies.  Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the separate accounts and private investment companies is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

Performance

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Funds.  With respect to the underperformance of the Funds, the Board considered the Adviser’s assessment of whether performance was consistent with each Fund’s investment strategy and was satisfactory over time, and the Board ensured that steps are being taken by the Adviser to monitor and address performance for each Fund.  They noted that while the Funds have underperformed in the short-term, it is their expectation that the Adviser’s discipline will lead to more favorable results in the long-term.  Based on their review, the Trustees concluded that each Fund’s performance was satisfactory, in light of its stated investment strategy, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices.  Based on the

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2017 (Unaudited)

information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  They noted that the Funds’ contractual investment advisory fee was higher than the industry average and attributed it to other peer funds realizing economies of scale to decrease advisory costs.  The Trustees also considered the Funds’ overall expense ratios compared to peer group funds, which they believe are reasonable, and the Adviser’s willingness to waive a portion of their advisory fees to keep the overall expenses of the Funds lower.

The Trustees discussed the Adviser’s profitability, as presented, and the impact of the intermediary service fees on the profitability.  The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Trustees noted that many of the Funds’ expenses are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Funds’ assets grow.  Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that economies of scale were not being recognized, and that the proposed fee schedules were acceptable.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).  The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2017 (Unaudited)

Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

Shareholder Notification of Federal Tax Status
The Intrepid Capital Fund and Intrepid Disciplined Value Fund designated $11,903 and $938,983, respectively, of total distributions paid during the fiscal year ended September 30, 2016 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 55.02%, 54.75%, 13.83%, 40.53%, 0.00% and 47.97%, respectively, of their ordinary income distributions for the year ended September 30, 2016 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2016, 37.77%, 25.81%, 10.26%, 36.33%, 2.47% and 30.62% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 36.86%, 0.00%, 99.02%, 1.00%, 2.18% and 0.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 0.00%, 0.00%, 0.00%, 85.88%, 19.52% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2017 (Unaudited)

Availability of Quarterly Portfolio Holdings Schedules
The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPSEMI-0317

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)  The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date     May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date     May 24, 2017

By (Signature and Title)*    /s/Donald C. White
Donald C. White, Treasurer

Date     May 24, 2017

* Print the name and title of each signing officer under his or her signature.